UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

AB GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2015

Date of reporting period: March 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAR    03.31.15

SEMI-ANNUAL REPORT

AB GLOBAL BOND FUND

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

May 7, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Global Bond Fund (the “Fund”) for the semi-annual reporting period ended March 31, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Global Bond Fund to AB Global Bond Fund.

Investment Objectives and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including U.S. and non-U.S. Government and corporate debt securities. The Fund’s investments may be denominated in local currency or U.S. dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

AllianceBernstein L.P. (the “Adviser”) will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the U.S. dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment grade fixed-income securities (commonly known as “junk bonds”).

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swaps.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays Global Aggregate Bond Index (U.S. dollar hedged), for the six- and 12-month periods ended March 31, 2015.

All share classes of the Fund underperformed the benchmark for both the six- and 12-month periods. For both

AB GLOBAL BOND FUND •	1

periods, currency exposure was the primary positive contributor, driven by the Fund’s long position in the U.S. dollar versus several short positions in other developed-market currencies. Security selection in the Fund’s mortgage-backed security holdings contributed positively for both periods. Within country positioning an overweight to the UK contributed, while an underweight to the euro area and an overweight to the U.S. detracted for both periods. Sector selection had an immaterial impact for the six-month period and detracted for the 12-month period, mainly from an overweight to inflation-linked securities. Yield curve positioning in the U.S. and UK detracted from performance for both periods.

For both periods, derivatives in the form of currency forwards were utilized for hedging and investment purposes, which added to returns. Purchased and written options for hedging purposes had an immaterial impact during both periods; credit default swaps for hedging and investment purposes added to returns for the six-month period, and had an immaterial impact for the 12-month period. Treasury futures and interest rate swaps were utilized for hedging purposes, which detracted during both periods.

Market Review and Investment Strategy

Bond markets were volatile for the 12-month period ended March 31, 2015,

as growth trends and monetary policies in the world’s biggest economies headed in different directions. Despite the best efforts of policymakers, inflation continued to fall throughout the developed world, reaching especially worrisome levels in Europe and Japan. In the fourth quarter of 2014, a sharp decline in oil prices put pressure on credit and emerging-market debt, and complicated efforts to boost inflation in Europe and Japan. Oil prices stabilized later in the first quarter of 2015, but remained well below where they were a year ago.

These dynamics helped push developed-market government bond yields lower. Even the 10-year U.S. Treasury yield approached a two-year low, despite expectations that the U.S. Federal Reserve would begin raising official rates later this year. In other markets, including many in Europe where the European Central Bank has implemented its quantitative easing program, some yields are in negative territory. After struggling late last year, credit markets rebounded modestly in the first quarter of 2015, and most credit sectors outperformed government debt. The Fund’s overall duration is below that of the benchmark. The Fund is overweight the UK and underweight Japan, and remains underweight the euro area as a whole. It remains modestly overweight investment-grade corporates and high-yield debt.

2	• AB GLOBAL BOND FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Global Aggregate Bond Index (U.S. dollar hedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB GLOBAL BOND FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB GLOBAL BOND FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Global Bond Fund
Class A	3.19%	6.25%

Class B*	2.94%	5.49%

Class C	2.94%	5.49%

Advisor Class†	3.46%	6.57%

Class R†	3.12%	5.87%

Class K†	3.28%	6.22%

Class I†	3.48%	6.60%

Class Z†	3.50%	6.65%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	4.08%	7.38%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB GLOBAL BOND FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			1.33%
1 Year	6.25%	1.76%
5 Years	4.65%	3.75%
10 Years	6.51%	6.05%

Class B Shares			0.67%
1 Year	5.49%	2.49%
5 Years	3.94%	3.94%
10 Years(a)	6.06%	6.06%

Class C Shares			0.69%
1 Year	5.49%	4.49%
5 Years	3.93%	3.93%
10 Years	5.76%	5.76%

Advisor Class Shares*			1.68%
1 Year	6.57%	6.57%
5 Years	4.99%	4.99%
Since Inception‡	5.45%	5.45%

Class R Shares†			1.00%
1 Year	5.87%	5.87%
5 Years	4.37%	4.37%
Since Inception‡	4.85%	4.85%

Class K Shares†			1.31%
1 Year	6.22%	6.22%
5 Years	4.71%	4.71%
Since Inception‡	5.18%	5.18%

Class I Shares†			1.77%
1 Year	6.60%	6.60%
5 Years	5.04%	5.04%
Since Inception‡	5.49%	5.49%

Class Z Shares†			1.73%
1 Year	6.65%	6.65%
Since Inception‡	6.83%	6.83%

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.93%, 1.64%, 1.63%, 0.63%, 1.26%, 0.93%, 0.59% and 0.55% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2015.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

‡	Inception dates: 11/5/2007 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB GLOBAL BOND FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.76%
5 Years	3.75%
10 Years	6.05%

Class B Shares
1 Year	2.49%
5 Years	3.94%
10 Years(a)	6.06%

Class C Shares
1 Year	4.49%
5 Years	3.93%
10 Years	5.76%

Advisor Class Shares*
1 Year	6.57%
5 Years	4.99%
Since Inception†	5.45%

Class R Shares*
1 Year	5.87%
5 Years	4.37%
Since Inception†	4.85%

Class K Shares*
1 Year	6.22%
5 Years	4.71%
Since Inception†	5.18%

Class I Shares*
1 Year	6.60%
5 Years	5.04%
Since Inception†	5.49%

Class Z Shares*
1 Year	6.65%
Since Inception†	6.83%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

†	Inception dates: 11/5/2007 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

8	• AB GLOBAL BOND FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,031.90	$4.66	0.92%
Hypothetical**	$1,000	$1,020.34	$4.63	0.92%
Class B
Actual	$1,000	$1,029.40	$8.35	1.65%
Hypothetical**	$1,000	$1,016.70	$8.30	1.65%
Class C
Actual	$1,000	$1,029.40	$8.20	1.62%
Hypothetical**	$1,000	$1,016.85	$8.15	1.62%
Advisor Class
Actual	$1,000	$1,034.60	$3.09	0.61%
Hypothetical**	$1,000	$1,021.89	$3.07	0.61%
Class R
Actual	$1,000	$1,031.20	$6.53	1.29%
Hypothetical**	$1,000	$1,018.50	$6.49	1.29%

AB GLOBAL BOND FUND •	9

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$1,032.80	$4.97	0.98%
Hypothetical**	$1,000	$1,020.04	$4.94	0.98%
Class I
Actual	$1,000	$1,034.80	$3.09	0.61%
Hypothetical**	$1,000	$1,021.89	$3.07	0.61%
Class Z
Actual	$1,000	$1,035.00	$2.74	0.54%
Hypothetical**	$1,000	$1,022.24	$2.72	0.54%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.

10	• AB GLOBAL BOND FUND

Expense Example

PORTFOLIO SUMMARY

March 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,284.3

*	All data are as of March 31, 2015. The Fund’s security type is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.3% or less in the following security types: Agencies, Asset-Backed Securities, Bank Loans, Common Stocks, Government-Sovereign Bonds, Investment Companies and Preferred Stocks.

AB GLOBAL BOND FUND •	11

Portfolio Summary

PORTFOLIO SUMMARY

March 31, 2015 (unaudited)

*	All data are as of March 31, 2015. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.9% or less in the following countries: Belgium, Bermuda, Canada, Chile, China, Colombia, Denmark, Dominican Republic, Guatemala, India, Indonesia, Luxembourg, Morocco, Norway, Peru, Portugal, Singapore, Sweden, Switzerland and United Arab Emirates.

12	• AB GLOBAL BOND FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2015 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 47.7%
Australia – 0.7%
Australia Government Bond Series 122 5.25%, 3/15/19	AUD	21,827	$18,846,071
Series 128 5.75%, 7/15/22		3,520	3,335,120
Series 144 3.75%, 4/21/37(a)		8,750	7,682,563

			29,863,754

Belgium – 0.9%
Belgium Government Bond Series 61 4.25%, 9/28/21(a)	EUR	18,730	25,576,515
Series 71 3.75%, 6/22/45(a)		2,300	4,207,086
Series 75 1.00%, 6/22/31(a)		7,115	7,899,501

			37,683,102

Brazil – 0.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	50,000	14,855,929

France – 1.0%
France Government Bond OAT 1.75%, 11/25/24	EUR	31,660	38,277,631
3.25%, 5/25/45(a)		3,600	5,998,192

			44,275,823

Germany – 1.6%
Bundesobligation Series 169 0.50%, 4/12/19		17,250	19,052,013
Bundesrepublik Deutschland 1.50%, 5/15/23		14,325	17,220,481
2.25%, 9/04/21		12,646	15,608,273
Series 00 5.50%, 1/04/31		8,815	16,817,398

			68,698,165

Ireland – 0.7%
Ireland Government Bond 5.40%, 3/13/25		19,500	30,258,197

Italy – 2.4%
Italy Buoni Poliennali Del Tesoro 3.50%, 11/01/17		10,175	11,854,188
3.75%, 3/01/21-5/01/21		9,889	12,493,215

AB GLOBAL BOND FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.00%, 9/01/20	EUR	1,870	$2,368,408
4.25%, 9/01/19		6,710	8,401,249
4.50%, 2/01/20(a)		5,075	6,480,607
4.75%, 5/01/17		4,755	5,595,708
5.00%, 3/01/22		23,240	31,840,741
5.00%, 8/01/34-9/01/40(a)		14,595	24,409,920

			103,444,036

Japan – 1.4%
Japan Government Thirty Year Bond Series 44 1.70%, 9/20/44	JPY	713,200	6,437,407
Japan Government Twenty Year Bond Series 150 1.40%, 9/20/34		6,281,600	55,106,866

			61,544,273

Mexico – 1.0%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	200,000	15,200,629
Series M 20 10.00%, 12/05/24		300,000	25,542,335

			40,742,964

Netherlands – 3.5%
Netherlands Government Bond 1.25%, 1/15/19(a)	EUR	26,850	30,356,453
1.75%, 7/15/23(a)		17,150	20,770,075
2.00%, 7/15/24		13,000	16,196,892
2.25%, 7/15/22(a)		33,850	42,003,838
2.50%, 1/15/33(a)		16,725	23,983,500
4.00%, 7/15/19(a)		6,830	8,632,087
7.50%, 1/15/23		5,750	9,700,062

			151,642,907

Singapore – 0.7%
Singapore Government Bond 3.00%, 9/01/24	SGD	36,000	27,821,060

South Africa – 1.8%
South Africa Government Bond Series R186 10.50%, 12/21/26	ZAR	147,500	14,661,225
Series R203 8.25%, 9/15/17		710,000	60,343,268
Series R213 7.00%, 2/28/31		50,000	3,680,023

			78,684,516

14	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Spain – 1.4%
Spain Government Bond 1.95%, 7/30/30(a)	EUR	22,335	$25,034,215
4.85%, 10/31/20		11,108	14,677,830
5.15%, 10/31/44(a)		6,000	10,978,388
5.50%, 7/30/17		6,000	7,252,131

			57,942,564

Sweden – 0.3%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	75,000	10,746,445

United Kingdom – 7.5%
United Kingdom Gilt 1.75%, 7/22/19-9/07/22(a)	GBP	34,150	52,117,784
2.25%, 9/07/23(a)		7,603	11,941,341
3.25%, 1/22/44(a)		19,500	34,604,243
4.00%, 3/07/22(a)		25,050	43,786,842
4.25%, 12/07/40(a)		39,300	80,668,747
4.75%, 3/07/20(a)		27,000	47,113,492
5.00%, 3/07/25(a)		26,000	50,633,983

			320,866,432

United States – 22.5%
U.S. Treasury Bonds 2.875%, 5/15/43	U.S.$	38,475	40,993,920
3.125%, 11/15/41-8/15/44		24,670	27,598,782
3.625%, 8/15/43-2/15/44		15,740	19,235,288
4.625%, 2/15/40(b)		21,200	29,592,211
5.375%, 2/15/31(b)		103,000	146,356,614
U.S. Treasury Notes 1.00%, 5/31/18		1,575	1,576,846
1.125%, 12/31/19		126,732	125,524,117
1.375%, 3/31/20		55,500	55,508,658
1.625%, 4/30/19-8/15/22		26,900	26,929,626
1.75%, 9/30/19		70,200	71,538,152
2.00%, 11/30/20-2/15/25		142,340	144,918,111
2.25%, 7/31/21		45,000	46,666,395
2.375%, 12/31/20-8/15/24		64,460	67,433,192
2.50%, 5/15/24		13,500	14,181,332
2.625%, 11/15/20		78,093	82,735,863
2.75%, 2/15/24		60,000	64,303,140

			965,092,247

Total Governments – Treasuries (cost $2,054,896,327)			2,044,162,414

AB GLOBAL BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 18.9%
Industrial – 10.9%
Basic – 0.8%
Agrium, Inc. 3.375%, 3/15/25	U.S.$	105	$105,004
Barrick Gold Corp. 4.10%, 5/01/23		330	325,549
Barrick North America Finance LLC 4.40%, 5/30/21		4,930	5,062,942
BHP Billiton Finance USA Ltd. 3.25%, 11/21/21		15	15,668
Braskem Finance Ltd. 6.45%, 2/03/24		6,485	6,258,025
Celulosa Arauco y Constitucion SA 4.50%, 8/01/24		270	275,751
CF Industries, Inc. 7.125%, 5/01/20		125	150,618
Dow Chemical Co. (The) 7.375%, 11/01/29		1,295	1,756,838
8.55%, 5/15/19		3,000	3,756,054
Eastman Chemical Co. 3.80%, 3/15/25		200	207,748
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		462	490,298
Freeport-McMoRan, Inc. 2.375%, 3/15/18		40	39,804
3.10%, 3/15/20		484	471,590
Georgia-Pacific LLC 5.40%, 11/01/20(a)		167	190,522
Glencore Finance Europe SA 3.375%, 9/30/20(a)	EUR	5,000	5,980,648
Glencore Funding LLC 4.125%, 5/30/23(a)	U.S.$	90	91,655
4.625%, 4/29/24(a)		63	65,325
International Paper Co. 3.65%, 6/15/24		500	509,789
LyondellBasell Industries NV 5.75%, 4/15/24		4,900	5,775,958
Minsur SA 6.25%, 2/07/24(a)		2,157	2,394,022
Teck Resources Ltd. 4.50%, 1/15/21		185	188,553
5.20%, 3/01/42		95	84,467
Vale Overseas Ltd. 4.375%, 1/11/22		435	418,152
6.875%, 11/21/36		1,900	1,837,680

16	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Weyerhaeuser Co. 4.625%, 9/15/23	U.S.$	165	$181,383

			36,634,043

Capital Goods – 0.8%
BAE Systems Holdings, Inc. 3.80%, 10/07/24(a)		7,623	8,002,107
Embraer SA 5.15%, 6/15/22		340	352,325
Odebrecht Finance Ltd. 4.375%, 4/25/25(a)		8,945	7,245,450
5.25%, 6/27/29(a)		2,996	2,419,270
Owens Corning 6.50%, 12/01/16(c)		169	181,703
7.00%, 12/01/36(c)		85	104,121
Republic Services, Inc. 5.25%, 11/15/21		6,898	7,922,084
5.50%, 9/15/19		15	17,006
Yamana Gold, Inc. 4.95%, 7/15/24(d)		6,851	6,735,986

			32,980,052

Communications - Media – 1.1%
21st Century Fox America, Inc. 3.00%, 9/15/22		1,768	1,789,303
4.75%, 9/15/44		1,500	1,681,199
5.65%, 8/15/20		480	557,152
BSKYB Finance UK PLC 5.75%, 10/20/17(a)	GBP	3,977	6,524,491
CBS Corp. 3.50%, 1/15/25	U.S.$	5,450	5,503,165
4.90%, 8/15/44		160	169,516
5.75%, 4/15/20		475	545,898
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		619	900,596
Comcast Corp. 4.25%, 1/15/33		490	525,626
Cox Communications, Inc. 4.50%, 6/30/43(a)		125	124,234
6.25%, 6/01/18(a)		175	198,795
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.80%, 3/15/22		1,358	1,407,549
3.95%, 1/15/25		2,119	2,183,157
4.45%, 4/01/24		4,900	5,233,156
4.60%, 2/15/21		45	49,207
5.15%, 3/15/42		125	130,634
Discovery Communications LLC 3.45%, 3/15/25		3,787	3,783,955
4.875%, 4/01/43		130	135,839

AB GLOBAL BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(e)	U.S.$	1,661		$1,721,211
Grupo Televisa SAB 6.625%, 1/15/40		60		73,991
Moody’s Corp. 2.75%, 7/15/19		173		176,846
Omnicom Group, Inc. 3.625%, 5/01/22		1,383		1,450,334
3.65%, 11/01/24		156		161,375
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		30		36,807
Scripps Networks Interactive, Inc. 2.75%, 11/15/19		155		156,311
Time Warner Cable, Inc. 4.50%, 9/15/42		100		102,576
5.25%, 7/15/42	GBP	1,600		2,818,303
6.55%, 5/01/37	U.S.$	80		100,468
6.75%, 6/15/39		85		108,947
Time Warner, Inc. 3.55%, 6/01/24		2,158		2,234,946
7.625%, 4/15/31		1,896		2,651,023
Viacom, Inc. 3.875%, 4/01/24		2,456		2,526,885
5.25%, 4/01/44		120		128,758
5.625%, 9/15/19		10		11,295
WPP Finance 2010 3.75%, 9/19/24		– 0	–**	– 0	–

				45,903,548

Communications - Telecommunications – 1.8%
America Movil SAB de CV 5.00%, 3/30/20		700		793,254
American Tower Corp. 4.70%, 3/15/22		3,368		3,612,045
5.05%, 9/01/20		5,800		6,406,541
AT&T, Inc. 4.45%, 5/15/21		4,749		5,202,292
4.875%, 6/01/44	GBP	1,700		2,881,562
5.35%, 9/01/40	U.S.$	305		332,851
5.80%, 2/15/19		2,937		3,328,100
6.45%, 6/15/34		120		147,942
Bell Canada 5.00%, 2/15/17(a)	CAD	5,900		4,960,276
British Telecommunications PLC 9.625%, 12/15/30(e)	U.S.$	3,392		5,594,327
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		6,245		7,042,156

18	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ENTEL Chile SA 4.875%, 10/30/24(a)	U.S.$	4,969	$5,186,811
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	5,000	4,330,780
4.10%, 10/01/23	U.S.$	495	527,813
SBA Tower Trust 2.898%, 10/15/19(a)		3,648	3,692,338
3.869%, 10/15/24(a)		3,008	3,130,826
Telefonica Emisiones SAU 3.192%, 4/27/18		285	297,238
5.462%, 2/16/21		485	554,275
7.045%, 6/20/36		80	110,506
Verizon Communications, Inc. 2.625%, 2/21/20		840	854,582
3.85%, 11/01/42		255	231,646
4.272%, 1/15/36(a)		7,365	7,308,702
6.25%, 4/01/37		235	289,835
6.55%, 9/15/43		6,856	8,927,602
7.35%, 4/01/39		25	33,987
Vodafone Group PLC 6.15%, 2/27/37		30	36,403

			75,814,690

Consumer Cyclical - Automotive – 0.8%
BMW US Capital LLC 5.00%, 5/28/15	EUR	6,000	6,498,544
Ford Motor Credit Co. LLC 2.597%, 11/04/19	U.S.$	11,213	11,346,255
5.00%, 5/15/18		5,405	5,893,974
5.875%, 8/02/21		3,914	4,607,569
Harley-Davidson Funding Corp. 6.80%, 6/15/18(a)		4,000	4,634,448

			32,980,790

Consumer Cyclical - Other – 0.1%
Wyndham Worldwide Corp. 2.50%, 3/01/18		40	40,168
4.25%, 3/01/22		3,300	3,443,953

			3,484,121

Consumer Cyclical - Retailers – 0.3%
Gap, Inc. (The) 5.95%, 4/12/21		255	292,576
Kohl’s Corp. 6.25%, 12/15/17		350	390,785
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		4,148	4,427,700
Wal-Mart Stores, Inc. 5.00%, 10/25/40		450	538,753

AB GLOBAL BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Walgreens Boots Alliance, Inc. 3.30%, 11/18/21	U.S.$	8,789	$9,048,390

			14,698,204

Consumer Non-Cyclical – 1.7%
AbbVie, Inc. 1.75%, 11/06/17		10	10,036
2.90%, 11/06/22		300	297,587
Actavis Funding SCS 3.00%, 3/12/20		6,335	6,481,244
3.80%, 3/15/25		5,571	5,749,439
3.85%, 6/15/24		2,217	2,283,288
Agilent Technologies, Inc. 5.00%, 7/15/20		1,040	1,134,100
Ahold Finance USA LLC 6.875%, 5/01/29		5,270	6,818,764
Altria Group, Inc. 2.625%, 1/14/20		7,700	7,823,500
2.85%, 8/09/22		390	387,708
9.25%, 8/06/19		400	513,232
Amgen, Inc. 5.15%, 11/15/41		235	270,664
Anheuser-Busch InBev Finance, Inc. 4.00%, 1/17/43		250	254,277
Anheuser-Busch InBev Worldwide, Inc. 2.50%, 7/15/22		500	493,287
6.875%, 11/15/19		260	315,355
AstraZeneca PLC 6.45%, 9/15/37		100	137,561
Becton Dickinson and Co.
2.675%, 12/15/19		3,250	3,319,605
3.25%, 11/12/20		186	193,425
3.734%, 12/15/24		2,281	2,387,297
Bristol-Myers Squibb Co. 5.875%, 11/15/36		125	163,245
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		9,015	11,108,671
ConAgra Foods, Inc. 1.90%, 1/25/18		480	480,598
5.819%, 6/15/17		450	489,661
Forest Laboratories, Inc. 4.375%, 2/01/19(a)		230	246,375
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		275	282,194
JM Smucker Co. (The) 2.50%, 3/15/20(a)		91	92,079
3.00%, 3/15/22(a)		155	157,202
Kraft Foods Group, Inc. 3.50%, 6/06/22		485	501,812

20	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kroger Co. (The) 3.85%, 8/01/23	U.S.$	360	$383,668
Laboratory Corp. of America Holdings 2.20%, 8/23/17		2,109	2,146,732
3.60%, 2/01/25		100	100,408
Medtronic, Inc. 2.50%, 3/15/20(a)		4,829	4,935,914
3.15%, 3/15/22(a)		300	311,509
Perrigo Finance PLC 3.50%, 12/15/21		826	854,742
Reynolds American, Inc. 3.25%, 11/01/22		3,874	3,854,835
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		220	237,536
Tyson Foods, Inc. 2.65%, 8/15/19		1,620	1,658,796
3.95%, 8/15/24		5,381	5,684,940
4.50%, 6/15/22		16	17,653
Zimmer Holdings, Inc. 2.70%, 4/01/20		205	207,859
3.55%, 4/01/25		165	168,423

			72,955,221

Energy – 2.0%
Anadarko Petroleum Corp. 5.95%, 9/15/16		1,913	2,040,762
6.20%, 3/15/40		85	103,490
6.375%, 9/15/17		475	528,500
Apache Corp.
4.25%, 1/15/44		250	245,569
6.90%, 9/15/18		2,950	3,413,014
CenterPoint Energy Resources Corp. 4.50%, 1/15/21		1,460	1,629,785
ConocoPhillips 6.50%, 2/01/39		220	296,778
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		85	71,110
Encana Corp. 3.90%, 11/15/21		60	62,789
Energy Transfer Partners LP 4.05%, 3/15/25		155	156,311
4.15%, 10/01/20		2,800	2,939,482
4.90%, 2/01/24		2,700	2,893,180
Ensco PLC 5.20%, 3/15/25		210	210,327
Enterprise Products Operating LLC 5.10%, 2/15/45		7,525	8,430,536
5.20%, 9/01/20		450	507,040

AB GLOBAL BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hess Corp. 5.60%, 2/15/41	U.S.$	100	$109,210
7.875%, 10/01/29		160	206,638
8.125%, 2/15/19		6,125	7,353,957
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		735	736,134
3.50%, 9/01/23		2,783	2,728,411
3.95%, 9/01/22		1,116	1,133,457
4.15%, 3/01/22		1,959	2,017,124
6.85%, 2/15/20		2,947	3,439,679
Kinder Morgan, Inc./DE 5.05%, 2/15/46		120	119,840
Marathon Oil Corp. 6.80%, 3/15/32		80	98,265
Marathon Petroleum Corp. 5.125%, 3/01/21		290	326,190
NiSource Finance Corp. 6.80%, 1/15/19		7,815	9,196,145
Noble Energy, Inc. 3.90%, 11/15/24		137	139,376
8.25%, 3/01/19		6,280	7,512,934
Noble Holding International Ltd. 4.00%, 3/16/18		105	105,581
ONEOK Partners LP 3.80%, 3/15/20		3,185	3,247,458
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)		4,758	5,218,375
Southwestern Energy Co. 4.10%, 3/15/22		2,200	2,164,910
Spectra Energy Partners LP 3.50%, 3/15/25		260	261,295
4.60%, 6/15/21		330	362,255
Suncor Energy, Inc. 6.50%, 6/15/38		255	327,571
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44		2,060	2,125,195
TransCanada PipeLines Ltd. 6.35%, 5/15/67		15	14,550
Valero Energy Corp. 6.125%, 2/01/20		20	23,169
6.625%, 6/15/37		200	246,861
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		190	185,014
9.625%, 3/01/19		255	292,128
Williams Partners LP 3.90%, 1/15/25		3,963	3,874,748
4.00%, 11/15/21		2,603	2,672,029
4.125%, 11/15/20		850	885,535
4.50%, 11/15/23		4,200	4,354,854

22	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Williams Partners LP/ACMP Finance Corp. 4.875%, 3/15/24	U.S.$	3,126	$3,141,630

			88,149,191

Services – 0.0%
Amazon.com, Inc. 4.95%, 12/05/44		100	109,097

Technology – 0.6%
Fidelity National Information Services, Inc. 3.875%, 6/05/24		250	257,140
Hewlett-Packard Co. 4.65%, 12/09/21		6,560	7,176,148
Intel Corp. 4.80%, 10/01/41		20	22,534
KLA-Tencor Corp. 4.65%, 11/01/24		9,885	10,381,533
Lam Research Corp. 2.75%, 3/15/20		260	261,452
Microsoft Corp. 3.50%, 11/15/42		140	134,748
Oracle Corp. 5.375%, 7/15/40		150	184,015
Seagate HDD Cayman 4.75%, 1/01/25(a)		3,332	3,450,259
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		5,337	5,528,209
Total System Services, Inc. 2.375%, 6/01/18		20	20,116
Tyco Electronics Group SA 3.45%, 8/01/24		255	263,862
Xerox Corp. 2.80%, 5/15/20		250	252,244

			27,932,260

Transportation - Airlines – 0.2%
Southwest Airlines Co. Pass-Through Trust Series 07-1 6.15%, 8/01/22		5,989	6,902,648

Transportation - Railroads – 0.4%
Burlington Northern Santa Fe LLC 4.55%, 9/01/44		510	558,866
4.95%, 9/15/41		6,713	7,661,748
Canadian Pacific Railway Co. 6.50%, 5/15/18		1,276	1,455,901
CSX Corp. 4.40%, 3/01/43		100	109,020
6.25%, 3/15/18		5,000	5,671,800

AB GLOBAL BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Norfolk Southern Corp. 3.25%, 12/01/21	U.S.$	500	$520,954

			15,978,289

Transportation - Services – 0.3%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		2,722	2,744,723
4.625%, 9/23/20(a)		1,501	1,614,028
5.00%, 4/07/18(a)		2,676	2,877,599
FedEx Corp. 4.10%, 2/01/45		155	154,767
Ryder System, Inc. 5.85%, 11/01/16		4,332	4,630,263
7.20%, 9/01/15		20	20,502

			12,041,882

			466,564,036

Financial Institutions – 7.1%
Banking – 4.2%
Abbey National Treasury Services PLC 2.375%, 3/16/20		250	251,783
ABN AMRO Bank NV 2.50%, 10/30/18(a)		7,200	7,352,798
Bank of America Corp. 3.30%, 1/11/23		4,600	4,659,979
4.00%, 1/22/25		165	166,335
4.875%, 4/01/44		485	545,882
5.49%, 3/15/19		300	332,019
Series L 5.65%, 5/01/18		125	138,659
Barclays Bank PLC 3.75%, 5/15/24		300	315,870
6.05%, 12/04/17(a)		735	809,035
6.625%, 3/30/22(a)	EUR	1,756	2,463,706
Barclays PLC 3.65%, 3/16/25	U.S.$	200	201,100
BBVA Banco Continental SA 5.00%, 8/26/22(a)(d)		4,224	4,482,420
BNP Paribas SA 5.00%, 1/15/21		305	345,725
BPCE SA 5.70%, 10/22/23(a)		9,186	10,159,202
Capital One Financial Corp. 4.75%, 7/15/21		25	28,031
Citigroup, Inc. 3.875%, 3/26/25		150	150,510
5.50%, 2/15/17		740	793,566
5.875%, 1/30/42		3,597	4,589,211
6.675%, 9/13/43		160	213,353

24	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Compass Bank 2.75%, 9/29/19	U.S.$	3,648		$3,701,486
5.50%, 4/01/20		296		324,501
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		4,212		4,360,271
Credit Suisse AG 6.50%, 8/08/23(a)		4,799		5,494,476
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20(a)		3,536		3,556,173
3.75%, 3/26/25(a)		2,500		2,529,235
Credit Suisse/New York NY 3.00%, 10/29/21		– 0	–	– 0	–
Deutsche Bank AG 3.70%, 5/30/24		150		153,755
Fifth Third Bancorp 3.50%, 3/15/22		15		15,705
Goldman Sachs Group, Inc. (The) 3.85%, 7/08/24		1,500		1,569,858
5.75%, 1/24/22		4,480		5,229,764
6.25%, 2/01/41		100		130,348
Series D 6.00%, 6/15/20		135		157,567
HSBC Holdings PLC 4.00%, 3/30/22		7,055		7,588,958
6.375%, 3/30/25(f)		250		255,000
6.50%, 9/15/37		1,982		2,528,982
HSBC USA, Inc. 5.00%, 9/27/20		490		550,051
ING Bank NV 3.75%, 3/07/17(a)		8,070		8,437,411
Intesa Sanpaolo SpA 3.875%, 1/15/19		330		348,047
JPMorgan Chase & Co. 3.125%, 1/23/25		700		702,053
4.40%, 7/22/20		450		494,207
4.95%, 3/25/20		395		444,445
JPMorgan Chase Bank NA 0.748%, 5/31/17(c)	EUR	950		1,020,364
6.00%, 7/05/17	U.S.$	595		654,661
Lloyds Bank PLC 6.50%, 9/14/20(a)		425		499,319
Lloyds Banking Group PLC 4.50%, 11/04/24		255		264,865
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		607		646,426
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		9,586		10,834,778

AB GLOBAL BOND FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)	U.S.$	7,391	$7,936,352
Morgan Stanley 2.65%, 1/27/20		829	840,541
Series G 3.70%, 10/23/24		10,000	10,425,820
4.35%, 9/08/26		230	241,101
5.45%, 1/09/17		690	738,115
5.50%, 7/24/20-7/28/21		405	465,961
6.625%, 4/01/18		535	608,483
Murray Street Investment Trust I 4.647%, 3/09/17(e)		765	810,677
National City Bank/Cleveland OH 5.80%, 6/07/17		4,925	5,384,877
Nationwide Building Society 2.35%, 1/21/20(a)		260	261,661
Nordea Bank AB 4.875%, 5/13/21(a)		8,365	9,172,231
6.125%, 9/23/24(a)(f)		1,157	1,193,885
People’s United Bank 4.00%, 7/15/24		300	307,796
PNC Funding Corp. 5.125%, 2/08/20		50	57,135
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(f)		4,630	4,809,413
Royal Bank of Scotland PLC (The) 5.625%, 8/24/20		40	46,401
Societe Generale SA 5.75%, 4/20/16(a)		1,856	1,934,715
Standard Chartered PLC 4.00%, 7/12/22(a)		8,701	8,944,628
State Street Corp. 3.70%, 11/20/23		3,000	3,224,727
SunTrust Bank/Atlanta GA 7.25%, 3/15/18		250	289,268
Svenska Handelsbanken AB 2.875%, 4/04/17		8,000	8,270,672
Synchrony Financial 2.70%, 2/03/20		260	261,130
UBS AG/Stamford CT 7.625%, 8/17/22		3,671	4,452,471
US Bancorp/MN 3.60%, 9/11/24		255	266,031
Wells Fargo & Co. 4.10%, 6/03/26		500	527,534
4.65%, 11/04/44		260	278,858
Series M 3.45%, 2/13/23		205	209,757

26	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wells Fargo Bank NA 6.18%, 2/15/36	U.S.$	5,363	$6,752,017
Zions Bancorporation 4.50%, 6/13/23		26	27,495

			179,231,642

Brokerage – 0.2%
Nomura Holdings, Inc. 2.00%, 9/13/16		8,480	8,559,653
TD Ameritrade Holding Corp. 2.95%, 4/01/22		260	264,351

			8,824,004

Finance – 0.6%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		5,499	6,413,858
General Electric Capital Corp. 2.30%, 4/27/17		12,650	12,979,178
4.65%, 10/17/21		685	775,268
5.875%, 1/14/38		240	310,301
Series G 5.625%, 5/01/18		905	1,016,169
6.875%, 1/10/39		120	172,623
HSBC Finance Capital Trust IX 5.911%, 11/30/35		500	508,250
HSBC Finance Corp. 6.676%, 1/15/21		1,894	2,248,993

			24,424,640

Insurance – 1.6%
Aflac, Inc. 8.50%, 5/15/19		3,400	4,293,139
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		5	5,397
Allstate Corp. (The) 3.15%, 6/15/23		700	723,034
American International Group, Inc. 3.375%, 8/15/20		6,800	7,175,040
6.82%, 11/15/37		418	575,452
Anthem, Inc. 3.30%, 1/15/23		15	15,237
Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd. 6.375%, 9/01/24(a)		455	488,261
Coventry Health Care, Inc. 5.95%, 3/15/17		2,205	2,409,016
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(a)(f)		3,898	4,209,840
Five Corners Funding Trust 4.419%, 11/15/23(a)		2,400	2,580,456

AB GLOBAL BOND FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)	U.S.$	109	$156,080
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		2,940	3,350,186
6.30%, 3/15/18		2,296	2,580,943
Humana, Inc. 7.20%, 6/15/18		415	481,892
Lincoln National Corp. 3.35%, 3/09/25		260	262,975
7.00%, 6/15/40		90	124,576
8.75%, 7/01/19		2,963	3,728,304
Markel Corp. 7.125%, 9/30/19		1,430	1,712,063
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		5	8,203
MetLife Capital Trust IV 7.875%, 12/15/37(a)		107	141,775
MetLife, Inc. 3.048%, 12/15/22		325	332,848
4.75%, 2/08/21		2,840	3,210,603
Series D 4.368%, 9/15/23		485	538,553
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 6.25%, 5/26/42(a)	EUR	4,300	5,972,031
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	4,415	7,123,651
Peachtree Corners Funding Trust 3.976%, 2/15/25(a)		250	253,608
Progressive Corp. (The) 6.70%, 6/15/37		255	268,866
Prudential Financial, Inc. 4.50%, 11/15/20		555	617,599
5.625%, 6/15/43		5,995	6,354,700
Torchmark Corp. 9.25%, 6/15/19		3,400	4,316,671
XLIT Ltd. 4.45%, 3/31/25		5,242	5,275,926
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		500	526,250

			69,813,175

Other Finance – 0.1%
ORIX Corp. 4.71%, 4/27/15		2,824	2,830,501

REITS – 0.4%
Alexandria Real Estate Equities, Inc. 2.75%, 1/15/20		213	213,689

28	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brixmor Operating Partnership LP 3.85%, 2/01/25	U.S.$	133	$133,109
Duke Realty LP 6.75%, 3/15/20		2,135	2,537,462
EPR Properties 7.75%, 7/15/20		3,569	4,313,797
Essex Portfolio LP 3.375%, 1/15/23		260	262,859
HCP, Inc. 5.375%, 2/01/21		8,204	9,236,039
6.70%, 1/30/18		35	39,561
Health Care REIT, Inc. 2.25%, 3/15/18		250	253,396
5.25%, 1/15/22		35	39,448
Healthcare Realty Trust, Inc. 6.50%, 1/17/17		20	21,754
Healthcare Trust of America Holdings LP 3.375%, 7/15/21		1,838	1,865,963
Mid-America Apartments LP 3.75%, 6/15/24		100	102,452
Ventas Realty LP/Ventas Capital Corp. 2.70%, 4/01/20		150	151,630
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.75%, 9/17/24(a)		200	206,864

			19,378,023

			304,501,985

Utility – 0.9%
Electric – 0.6%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		130	169,457
CenterPoint Energy, Inc. 6.50%, 5/01/18		1,665	1,894,492
CMS Energy Corp. 5.05%, 3/15/22		2,595	2,968,143
Constellation Energy Group, Inc. 5.15%, 12/01/20		809	913,824
Duke Energy Florida, Inc. 6.40%, 6/15/38		150	213,021
Duke Energy Indiana, Inc. 3.75%, 7/15/20		495	539,703
EDP Finance BV 4.125%, 1/15/20(a)		4,240	4,388,400
Empresa Nacional de Electricidad SA/Chile 4.25%, 4/15/24		100	103,629
Exelon Generation Co. LLC 2.95%, 1/15/20		137	139,311

AB GLOBAL BOND FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Monongahela Power Co. 4.10%, 4/15/24(a)	U.S.$	3,231	$3,515,699
Oncor Electric Delivery Co. LLC 7.00%, 5/01/32		175	247,643
Pacific Gas & Electric Co. 4.50%, 12/15/41		510	563,303
TECO Finance, Inc. 4.00%, 3/15/16		315	324,270
5.15%, 3/15/20		2,970	3,361,054
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(a)		5,491	5,728,585
Union Electric Co. 6.70%, 2/01/19		2,019	2,383,510
Wisconsin Electric Power Co. 4.25%, 12/15/19		35	38,366

			27,492,410

Natural Gas – 0.3%
Centrica PLC 4.00%, 10/16/23(a)		270	281,625
Sempra Energy 6.50%, 6/01/16		5,700	6,064,076
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)(d)		6,500	6,910,800

			13,256,501

			40,748,911

Total Corporates – Investment Grade (cost $773,329,540)			811,814,932

MORTGAGE PASS-THROUGHS – 7.2%
Agency Fixed Rate 30-Year – 7.2%
Federal National Mortgage Association 3.50%, 7/01/43		147	156,244
4.00%, 5/01/45, TBA		228,986	244,460,439
5.00%, 12/01/39		45	50,360
5.50%, 9/01/36-5/01/38		5,911	6,665,420
Series 2005 5.50%, 2/01/35		41	46,521
Series 2007 5.50%, 9/01/36-8/01/37		50	56,824
Series 2008 5.50%, 3/01/37		14	15,504
Government National Mortgage Association 3.00%, 4/01/45, TBA		54,747	56,393,686

Total Mortgage Pass-Throughs (cost $305,507,871)			307,844,998

30	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 4.7%
United States – 4.7%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)	U.S.$	119,766	$121,983,377
0.50%, 4/15/15 (TIPS)		78,148	78,276,594

Total Inflation-Linked Securities (cost $200,442,399)			200,259,971

CORPORATES - NON-INVESTMENT GRADE – 4.2%
Financial Institutions – 2.5%
Banking – 2.2%
Ally Financial, Inc. 2.75%, 1/30/17		149	148,450
Bank of America Corp. Series AA 6.10%, 3/17/25(f)		260	263,094
Series Z 6.50%, 10/23/24(f)		77	81,428
Bank of Ireland 1.781%, 9/22/15(c)(g)	CAD	5,835	4,468,793
Barclays Bank PLC 6.86%, 6/15/32(a)(f)	U.S.$	1,118	1,246,905
7.625%, 11/21/22		1,281	1,499,571
7.75%, 4/10/23		3,360	3,725,400
Barclays PLC 4.375%, 9/11/24		1,633	1,651,668
BNP Paribas SA 4.73%, 4/12/16(a)(f)	EUR	7,050	7,788,976
5.019%, 4/13/17(a)(f)		3,600	4,064,445
Commerzbank AG 8.125%, 9/19/23(a)	U.S.$	5,977	7,112,630
Countrywide Capital III Series B 8.05%, 6/15/27		107	136,861
Credit Suisse Group AG 7.50%, 12/11/23(a)(f)		3,363	3,611,021
Danske Bank A/S 5.684%, 2/15/17(f)	GBP	3,580	5,496,442
Deutsche Bank AG 4.50%, 4/01/25	U.S.$	260	259,717
DNB Bank ASA 6.012%, 3/29/17(a)(f)	GBP	7,466	11,576,211
HBOS Capital Funding LP 4.939%, 5/23/16(f)	EUR	4,696	5,031,928
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	8,032	8,220,672

AB GLOBAL BOND FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LBG Capital No.1 PLC 8.00%, 6/15/20(a)(f)	U.S.$	1,658	$1,798,930
Lloyds Banking Group PLC 6.657%, 5/21/37(a)(f)		129	147,060
7.50%, 6/27/24(f)		2,630	2,794,375
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		3,991	4,507,835
Societe Generale SA 5.922%, 4/05/17(a)(f)		4,800	5,010,000
UBS AG/Jersey 4.28%, 4/15/15(f)	EUR	7,000	7,526,742
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)	U.S.$	8,552	9,141,883

			97,311,037

Finance – 0.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17		3,916	4,150,960
Navient Corp. 8.00%, 3/25/20		410	455,141

			4,606,101

Insurance – 0.1%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		1,651	1,770,697
Hartford Financial Services Group, Inc. (The) 8.125%, 6/15/38		180	204,975
ING Groep NV 5.775%, 12/08/15(f)		2,332	2,372,810

			4,348,482

Other Finance – 0.1%
iPayment, Inc. 9.50%, 12/15/19(a)		190	177,202
Series AI 9.50%, 12/15/19		2,180	2,037,867

			2,215,069

			108,480,689

Industrial – 1.7%
Basic – 0.0%
Ashland, Inc. 3.875%, 4/15/18		100	102,500
Novelis, Inc. 8.375%, 12/15/17		42	43,890

			146,390

Capital Goods – 0.2%
Sealed Air Corp. 4.875%, 12/01/22(a)		1,538	1,568,760
5.125%, 12/01/24(a)		1,539	1,592,865
5.25%, 4/01/23(a)		2,979	3,105,607

			6,267,232

32	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.4%
CSC Holdings LLC 8.625%, 2/15/19	U.S.$	1,833	$2,121,734
Gannett Co., Inc. 4.875%, 9/15/21(a)		2,100	2,142,000
Intelsat Jackson Holdings SA 5.50%, 8/01/23		5,619	5,302,931
Quebecor Media, Inc. 5.75%, 1/15/23		3,754	3,866,620
Virgin Media Secured Finance PLC 5.25%, 1/15/21		2,523	2,693,303
6.00%, 4/15/21(a)	GBP	794	1,233,067

			17,359,655

Consumer Cyclical - Automotive – 0.0%
General Motors Co. 3.50%, 10/02/18	U.S.$	245	251,017
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		65	68,738

			319,755

Consumer Cyclical - Other – 0.0%
Choice Hotels International, Inc. 5.75%, 7/01/22		305	330,925

Consumer Cyclical - Restaurants – 0.1%
Stonegate Pub Co. Financing PLC 5.75%, 4/15/19(a)	GBP	1,822	2,702,755

Consumer Non-Cyclical – 0.3%
Boparan Finance PLC 5.25%, 7/15/19(a)		4,245	5,801,142
CHS/Community Health Systems, Inc. 5.125%, 8/15/18	U.S.$	81	83,531
Endo Finance LLC 5.75%, 1/15/22(a)		100	102,500
HCA, Inc. 4.25%, 10/15/19		76	78,090
Smithfield Foods, Inc. 5.875%, 8/01/21(a)		6,091	6,387,936

			12,453,199

Energy – 0.6%
California Resources Corp. 5.50%, 9/15/21(a)		1,579	1,400,889
Cimarex Energy Co. 4.375%, 6/01/24		1,220	1,210,850
Golden Energy Offshore Services AS 8.60%, 5/28/17(c)(h)	NOK	15,635	1,824,410
Offshore Group Investment Ltd. 7.125%, 4/01/23	U.S.$	5,217	2,960,647
7.50%, 11/01/19		2,029	1,156,530

AB GLOBAL BOND FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Paragon Offshore PLC 6.75%, 7/15/22(a)	U.S.$	1,406	$463,980
7.25%, 8/15/24(a)		5,352	1,779,540
SandRidge Energy, Inc. 7.50%, 2/15/23		1,894	1,155,340
SM Energy Co. 5.00%, 1/15/24		1,715	1,614,673
6.50%, 1/01/23		305	311,100
Southern Star Central Corp. 5.125%, 7/15/22(a)		5,000	5,137,500
Transocean, Inc. 6.375%, 12/15/21		5,000	4,206,250
6.50%, 11/15/20		4,130	3,464,037

			26,685,746

Services – 0.0%
Sabre GLBL, Inc. 8.50%, 5/15/19(a)		181	193,389

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.875%, 11/15/17		140	143,500
Hertz Corp. (The) 6.75%, 4/15/19		4,843	5,000,398

			5,143,898

			71,602,944

Utility – 0.0%
Electric – 0.0%
AES Corp./VA 7.375%, 7/01/21		135	149,850
FirstEnergy Transmission LLC 4.35%, 1/15/25(a)		250	263,862
NRG Energy, Inc. 6.25%, 7/15/22		42	43,155
6.625%, 3/15/23		62	64,170
Series WI 6.25%, 5/01/24		35	35,263

			556,300

Total Corporates – Non-Investment Grade (cost $192,139,995)			180,639,933

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.2%
Non-Agency Fixed Rate CMBS – 2.4%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A4 5.414%, 9/10/47		60	62,017

34	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41	U.S.$	6,038	$6,215,709
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		8,400	8,737,537
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.768%, 3/15/49		433	447,161
Series 2006-C4, Class A3 5.768%, 3/15/49		7,900	8,165,255
Series 2007-C6, Class A4 5.703%, 12/10/49		14,000	15,145,088
Series 2013-GC17, Class D 5.106%, 11/10/46(a)		2,480	2,520,002
Series 2014-GC21, Class D 4.836%, 5/10/47(a)		425	414,885
Series 2014-GC23, Class D 4.508%, 7/10/47(a)		2,196	2,097,319
Commercial Mortgage Pass Through Certificates Series 2013-CR6, Class A2 2.122%, 3/10/46		80	81,443
Commercial Mortgage Trust Series 2006-C8, Class A4 5.306%, 12/10/46		2,547	2,679,127
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		3,877	3,834,297
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.704%, 6/15/39		5,254	5,514,212
Greenwich Capital Commercial Mortgage Trust Series 2007-GG9, Class A4 5.444%, 3/10/39		6,547	6,908,208
Series 2007-GG9, Class AM 5.475%, 3/10/39		3,619	3,817,294
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.31%, 8/10/44(a)		1,000	1,066,822
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		4,825	4,925,013
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX, Class A1A 5.439%, 1/15/49		82	87,349
Series 2008-C2, Class A1A 5.998%, 2/12/51		1,710	1,874,100
Series 2011-C5, Class D 5.323%, 8/15/46(a)		2,000	2,163,228

AB GLOBAL BOND FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40	U.S.$	3,757	$3,973,193
LSTAR Commercial Mortgage Trust Series 2014-2, Class A1 1.519%, 1/20/41(a)		5,429	5,432,264
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		26	26,878
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		5,398	5,451,698
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		98	101,984
Series 2007-9, Class A4 5.70%, 9/12/49		65	69,686
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		15	15,590
Series 2012-C4, Class A5 2.85%, 12/10/45		30	30,630
Wachovia Bank Commercial Mortgage Trust Series 2005-C22, Class AJ 5.361%, 12/15/44		1,325	1,338,719
Series 2006-C23, Class A5 5.416%, 1/15/45		7,000	7,187,355
WF-RBS Commercial Mortgage Trust Series 2012-C8, Class E 4.876%, 8/15/45(a)		1,600	1,662,906
Series 2013-C14, Class A5 3.337%, 6/15/46		40	42,185
Series 2013-C18, Class D 4.672%, 12/15/46(a)		3,000	2,982,087

			105,071,241

Non-Agency Floating Rate CMBS – 0.5%
Commercial Mortgage Pass Through Certificates Series 2014-SAVA, Class A 1.325%, 6/15/34(a)(c)		5,509	5,500,897
PFP III Ltd. Series 2014-1, Class A 1.345%, 6/14/31(a)(c)		3,954	3,960,349
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.227%, 4/15/32(a)(c)		3,472	3,445,207

36	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Starwood Retail Property Trust Series 2014-STAR, Class A 1.392%, 11/15/27(a)(c)	U.S.$	6,765	$6,773,351

			19,679,804

Agency CMBS – 0.3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K008, Class A2 3.531%, 6/25/20		10,273	11,080,757

Total Commercial Mortgage-Backed Securities (cost $134,686,566)			135,831,802

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.1%
GSE Risk Share Floating Rate – 1.7%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.324%, 7/25/23(c)		5,330	6,386,260
Series 2013-DN2, Class M2 4.424%, 11/25/23(c)		5,910	6,074,848
Series 2014-DN1, Class M2 2.374%, 2/25/24(c)		7,270	7,358,157
Series 2014-DN1, Class M3 4.674%, 2/25/24(c)		4,495	4,656,823
Series 2014-DN3, Class M3 4.174%, 8/25/24(c)		8,445	8,473,911
Series 2014-HQ2, Class M3 3.924%, 9/25/24(c)		1,595	1,539,964
Series 2015-HQ1, Class M2 2.373%, 3/25/25(c)		7,220	7,230,046
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 5.424%, 10/25/23(c)		1,500	1,639,698
Series 2014-C01, Class M2 4.574%, 1/25/24(c)		2,563	2,657,506
Series 2014-C03, Class 1M1 1.374%, 7/25/24(c)		2,862	2,864,217
Series 2014-C04, Class 1M2 5.074%, 11/25/24(c)		12,425	13,130,221
Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M1 1.174%, 2/25/24(c)		2,841	2,842,977
Series 2014-HQ3, Class M3 4.924%, 10/25/24(c)		6,500	6,747,313

			71,601,941

AB GLOBAL BOND FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 1.2%
Alternative Loan Trust Series 2006-19CB, Class A24 6.00%, 8/25/36	U.S.$	288	$263,585
Series 2006-J1, Class 1A11 5.50%, 2/25/36		2,786	2,509,861
CHL Mortgage Pass-Through Trust Series 2007-16, Class A1 6.50%, 10/25/37		3,222	3,023,284
Series 2007-3, Class A30 5.75%, 4/25/37		3,064	2,819,749
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		7,096	6,552,436
Series 2007-AR4, Class 1A1A 5.392%, 3/25/37		1,028	980,582
Countrywide Alternative Loan Trust Series 2006-26CB, Class A8 6.25%, 9/25/36		1,054	908,406
Countrywide Alternative Loan Trust Series 2006-19CB, Class A15 6.00%, 8/25/36		450	406,414
Series 2006-24CB, Class A15 5.75%, 6/25/36		3,820	3,445,843
Series 2006-26CB, Class A6 6.25%, 9/25/36		282	243,174
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		3,107	2,761,734
Series 2007-13, Class A2 6.00%, 6/25/47		4,618	3,926,183
Series 2007-15CB, Class A19 5.75%, 7/25/37		801	737,136
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 2.55%, 9/25/47		1,384	1,234,081
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		2,606	2,277,807
First Horizon Alternative Mortgage Securities Trust Series 2006-AA5, Class A1 2.275%, 9/25/36		1,810	1,418,183
JP Morgan Mortgage Trust Series 2006-S4, Class A3 6.00%, 1/25/37		1,189	1,075,855
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		1,699	1,575,176

38	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Residential Accredit Loans, Inc. Series 2005-QS14, Class 3A1 6.00%, 9/25/35	U.S.$	2,605	$2,386,521
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR7, Class 2A1 2.619%, 5/25/36		4,322	3,978,998
Series 2007-AR7, Class A1 2.574%, 12/28/37		6,880	6,329,462
Series 2007-AR8, Class A1 2.61%, 11/25/37		2,731	2,391,990

			51,246,460

Non-Agency Floating Rate – 0.2%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.424%, 4/25/37(c)		1,626	891,701
Series 2007-FA2, Class 1A5 0.474%, 4/25/37(c)		1,842	1,016,724
Residential Accredit Loans, Inc. Series 2006-QO6, Class A2 0.404%, 6/25/46(c)		1,874	847,715
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 0.888%, 4/25/47(c)		3,421	2,512,255
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.828%, 2/25/47(c)		7,044	5,645,867

			10,914,262

Total Collateralized Mortgage Obligations (cost $131,000,119)			133,762,663

GOVERNMENTS - SOVEREIGN AGENCIES – 1.7%
Brazil – 0.1%
Petrobras Global Finance BV 4.75%, 1/14/25(d)	EUR	2,325	2,249,623

Canada – 0.1%
NOVA Chemicals Corp. 5.00%, 5/01/25(a)	U.S.$	63	65,835
5.25%, 8/01/23(a)		3,890	4,065,050

			4,130,885

AB GLOBAL BOND FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Colombia – 0.2%
Ecopetrol SA 5.875%, 9/18/23-5/28/45	U.S.$	3,395	$3,184,615
7.375%, 9/18/43		2,700	2,939,625
Oleoducto Central SA 4.00%, 5/07/21(a)		3,210	3,177,900

			9,302,140

Germany – 1.1%
FMS Wertmanagement AoeR 1.125%, 9/03/18(a)	EUR	10,800	12,091,375
3.00%, 8/03/18(a)		3,500	4,150,367
3.375%, 6/17/21		1,500	1,944,998
Kreditanstalt fuer Wiederaufbau 3.875%, 1/21/19		22,100	27,368,018
Landwirtschaftliche Rentenbank 5.125%, 2/01/17	U.S.$	5	5,401

			45,560,159

Morocco – 0.0%
OCP SA 5.625%, 4/25/24(a)		1,784	1,940,100

Norway – 0.1%
Eksportfinans ASA 2.00%, 9/15/15		442	442,734
2.375%, 5/25/16		5,271	5,289,817

			5,732,551

United Kingdom – 0.1%
Royal Bank of Scotland Group PLC 6.10%, 6/10/23		4,150	4,615,037

Total Governments – Sovereign Agencies (cost $84,013,444)			73,530,495

COVERED BONDS – 1.5%
Denmark – 0.1%
Danske Bank A/S 4.125%, 11/26/19	EUR	2,350	2,990,391

France – 1.0%
BNP Paribas Home Loan SFH 2.20%, 11/02/15(a)	U.S.$	9,054	9,142,005
BPCE SFH SA 1.00%, 2/24/25(a)	EUR	8,800	9,917,625
Caisse de Refinancement de l’Habitat SA 3.90%, 1/18/21		2,772	3,616,801
Caisse Francaise de Financement Local 3.50%, 9/16/16		2,600	2,937,635
Cie de Financement Foncier SA 4.125%, 10/25/17		5,215	6,198,642

40	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Agricole Home Loan SFH 2.875%, 9/09/16(a)	EUR	5,300	$5,930,191
Societe Generale SFH 1.00%, 12/19/17		100	110,392
3.25%, 6/06/16(a)		4,000	4,462,632

			42,315,923

Spain – 0.2%
Banco Bilbao Vizcaya Argentaria SA 3.25%, 1/24/16		6,000	6,613,904
CaixaBank SA Series 27 0.145%, 1/09/18(c)		2,600	2,765,977

			9,379,881

United Kingdom – 0.2%
Abbey National Treasury Services PLC/London 4.25%, 4/12/21(a)		8,100	10,758,597

Total Covered Bonds (cost $71,225,875)			65,444,792

QUASI-SOVEREIGNS – 1.1%
Quasi-Sovereign Bonds – 1.1%
China – 0.2%
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(a)	U.S.$	8,049	8,718,202

Indonesia – 0.3%
Pertamina Persero PT 6.00%, 5/03/42(a)		8,000	8,110,000
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		3,874	4,227,503

			12,337,503

Mexico – 0.4%
Petroleos Mexicanos 4.875%, 1/24/22-1/18/24		8,225	8,706,781
5.625%, 1/23/46(a)		10,066	10,216,990

			18,923,771

United Arab Emirates – 0.2%
IPIC GMTN Ltd. 5.50%, 3/01/22(a)		7,800	9,116,250

Total Quasi-Sovereigns (cost $45,833,798)			49,095,726

AB GLOBAL BOND FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.9%
United States – 0.9%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	U.S.$	5,350	$4,386,786
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47		3,570	2,747,472
Iowa Tobacco Settlement Authority Series 2005C 5.625%, 6/01/46		2,635	2,363,753
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48		6,460	5,492,873
State of California Series 2010 7.625%, 3/01/40		30	46,760
7.95%, 3/01/36		10,685	13,164,134
State of Illinois Series 2010 7.35%, 7/01/35		4,440	5,304,113
Texas Transp Comm Series 2010B 5.178%, 4/01/30		3,400	4,136,712
Tobacco Settlement Financing Corp./NJ Series 20071A 5.00%, 6/01/41		785	600,776
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47		2,810	2,002,069

Total Local Governments – Municipal Bonds (cost $37,255,278)			40,245,448

EMERGING MARKETS - CORPORATE BONDS – 0.9%
Industrial – 0.9%
Basic – 0.1%
Elementia SAB de CV 5.50%, 1/15/25(a)		1,972	1,960,168
Gold Fields Orogen Holdings BVI Ltd. 4.875%, 10/07/20(a)		3,800	3,370,125

			5,330,293

Capital Goods – 0.3%
CEMEX Espana SA/Luxembourg 9.875%, 4/30/19(a)		1,554	1,728,825

42	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cemex SAB de CV 7.25%, 1/15/21(a)	U.S.$	4,049	$4,322,307
Ferreycorp SAA 4.875%, 4/26/20(a)(d)		1,007	981,880
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(a)		2,075	2,232,700
Grupo KUO SAB de CV 6.25%, 12/04/22(a)		953	986,260
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(a)		3,500	3,692,500

			13,944,472

Communications - Media – 0.1%
Myriad International Holdings BV 6.00%, 7/18/20(a)		5,287	5,816,102

Communications - Telecommunications – 0.1%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)		2,500	2,663,750

Consumer Cyclical - Retailers – 0.2%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)		6,500	6,857,500

Consumer Non-Cyclical – 0.1%
Cosan Luxembourg SA 5.00%, 3/14/23(a)		2,190	1,916,250
Marfrig Holding Europe BV 6.875%, 6/24/19(a)		3,155	2,681,750
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(h)(i)		4,300	172,000

			4,770,000

Total Emerging Markets – Corporate Bonds (cost $41,528,914)			39,382,117

WHOLE LOAN TRUSTS – 0.8%
Performing Asset – 0.8%
Aeroservicios Especializado SA 10.75%, 3/19/18(g)(j)		6,313	6,088,554
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(g)(j)		2,459	2,458,774
Cara Aircraft Leasing 28548, Inc. 8.00%, 12/02/19(g)(j)		855	855,304
Cara Aircraft Leasing 28868, Inc. 8.00%, 12/02/19(g)(j)		992	992,261
Deutsche Bank Mexico SA
8.00%, 10/31/34(g)(j)(k)	MXN	48,970	2,309,592
8.00%, 10/31/34(g)(j)		65,482	3,088,304

AB GLOBAL BOND FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ede Del Este SA (DPP) 12.00%, 3/31/16(g)(j)	U.S.$	517	$527,032
Ede Del Este SA (ITABO) 12.00%, 3/31/16(g)(j)		876	892,629
Finalam, S.a. De C.v. 17.25%, 8/06/19(j)	MXN	32,999	2,163,343
Recife Funding - Sec Loan Note Zero Coupon, 11/05/29(g)(j)	U.S.$	5,532	5,530,706
Sheridan Auto Loan Holdings I LLC 10.00%, 9/30/20(g)(j)		1,230	1,229,969
Sheridan Consumer Finance Trust 7.70%, 4/01/20(c)(g)(j)		5,952	6,017,280

Total Whole Loan Trusts (cost $33,073,124)			32,153,748

		Shares
PREFERRED STOCKS – 0.5%
Financial Institutions – 0.3%
REITS – 0.3%
Health Care REIT, Inc. Series J 6.50%		8,400	226,632
Kilroy Realty Corp. Series H 6.375%		6,000	153,180
Kimco Realty Corp. Series I 6.00%		69,050	1,788,395
Kimco Realty Corp. Series K 5.625%		28,250	701,730
National Retail Properties, Inc. Series D 6.625%		50,000	1,313,000
National Retail Properties, Inc. Series E 5.70%		106,350	2,653,432
Public Storage Series W 5.20%		45,875	1,111,093
Public Storage Series X 5.20%		3,000	72,870
Sabra Health Care REIT, Inc. Series A 7.125%		194,150	5,226,518
Vornado Realty Trust Series K 5.70%		25,600	637,696

			13,884,546

44	• AB GLOBAL BOND FUND

Portfolio of Investments

		Shares	U.S. $ Value

Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Ventas Realty LP/Ventas Capital Corp. 5.45%		227,075	$5,788,142

Total Preferred Stocks (cost $17,757,335)			19,672,688

COMMON STOCKS – 0.5%
iPayment, Inc.(i)		136,431	477,509
Mt. Logan Re Ltd. (Preference Shares)(i)(l)(m)		18,626	18,797,277

Total Common Stocks (cost $18,967,078)			19,274,786

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.4%
Indonesia – 0.4%
Indonesia Government International Bond
4.125%, 1/15/25(a)	U.S.$	12,500	12,828,125
5.875%, 1/15/24(a)		3,143	3,634,094

Total Governments – Sovereign Bonds (cost $15,832,607)			16,462,219

BANK LOANS – 0.3%
Industrial – 0.3%
Basic – 0.0%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 3.75%, 6/30/19(c)		1,877	1,692,226

Capital Goods – 0.1%
ClubCorp Club Operations, Inc. 4.50%, 7/24/20(c)		2,946	2,961,005

Consumer Cyclical - Retailers – 0.0%
Burlington Coat Factory Warehouse Corp. 4.25%, 8/13/21(c)		807	811,623
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(c)		945	950,868

			1,762,491

Consumer Non-Cyclical – 0.1%
Air Medical Group Holdings, Inc. 5.00%, 6/30/18(c)		2,426	2,424,816

Energy – 0.1%
Atlas Ltd. 2014-1 Limited 1/15/21(n)		3,000	3,007,500

AB GLOBAL BOND FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.0%
Gardner Denver, Inc. 4.25%, 7/30/20(c)	U.S.$	1,625	$1,539,762

Technology – 0.0%
Avaya, Inc. 4.68%, 10/26/17(c)		156	152,951

Total Bank Loans (cost $13,739,686)			13,540,751

		Shares
INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
OCL Opportunities FundI(g)(j)		27,591	2,948,619
OCL Opportunities FundII(g)(j)		10,047	1,260,437

Total Investment Companies (cost $4,831,761)			4,209,056

		Principal Amount (000)
AGENCIES – 0.0%
Agency Debentures – 0.0%
Federal National Mortgage Association
6.25%, 5/15/29		95	136,200
6.625%, 11/15/30		150	225,764
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		225	205,107

Total Agencies (cost $514,026)			567,071

ASSET-BACKED SECURITIES – 0.0%
Autos - Fixed Rate – 0.0%
Ally Auto Receivables Trust Series 2013-SN1, Class A3 0.72%, 5/20/16		19	19,217
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18		78	78,209
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		34	34,081
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		67	67,424
Carfinance Capital Auto Trust Series 2013-1A, Class A 1.65%, 7/17/17(a)		3	3,250
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		26	26,234

46	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)	U.S.$	5		$5,483
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		4		4,229
Santander Drive Auto Receivables Trust Series 2013-3, Class C 1.81%, 4/15/19		40		40,060
Series 2013-4, Class A3 1.11%, 12/15/17		65		64,737

				342,924

Credit Cards - Fixed Rate – 0.0%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		100		100,079
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		30		30,268

				130,347

Other ABS - Fixed Rate – 0.0%
CNH Equipment Trust Series 2013-C, Class A2 0.63%, 1/17/17		10		10,307

Total Asset-Backed Securities (cost $481,951)				483,578

		Shares
SHORT-TERM INVESTMENTS – 8.9%
Investment Companies – 8.8%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(o)(p) (cost $377,724,980)		377,724,980		377,724,980

		Principal Amount (000)
Time Deposits – 0.1%
ANZ, London
0.074%, 4/01/15	GBP	91		134,761
BBH, Grand Cayman
0.005%, 4/01/15	SGD	540		393,485
0.005%, 4/01/15	JPY	18,826		156,966
1.212%, 4/01/15	AUD	– 0	–**	1
2.70%, 4/01/15	NZD	– 0	–**	3

AB GLOBAL BOND FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Royal Bank of Canada, Toronto 0.10%, 4/01/15	CAD	307	$242,772
Sumitomo, Tokyo 0.03%, 4/01/15	U.S.$	1,809	1,808,967
Wells Fargo, Grand Cayman (0.198)%, 4/01/15	EUR	117	125,728

Total Time Deposits (cost $2,867,523)			2,862,683

Total Short-Term Investments (cost $380,592,503)			380,587,663

Total Investments Before Securities Sold Short – 106.6% (cost $4,557,650,197)			4,568,966,851

SECURITIES SOLD SHORT – (2.5)%
Mortgage Pass-Throughs – (2.5)%
Agency Fixed Rate 30-Year – (2.5)%
Federal National Mortgage Association 3.00%, 4/01/45, TBA	U.S.$	(25,967)	(26,551,258)
Government National Mortgage Association 4.00%, 4/01/45, TBA		(75,556)	(80,490,751)

Total Securities Sold Short (proceeds $106,299,068)			(107,042,009)

Total Investments, Net of Securities Sold Short – 104.1% (cost $4,451,351,129)			4,461,924,842
Other assets less liabilities – (4.1)%			(177,597,453)

Net Assets – 100.0%			$4,284,327,389

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr Futures (CBT)	25	June 2015	$3,191,234	$3,222,656	$31,422
U.S. Ultra Bond Futures (CBT)	25	June 2015	4,118,414	4,246,875	128,461

Sold Contracts
Euro-Bobl Futures	182	June 2015	25,282,224	25,328,868	(46,644)
Euro-Buxl Futures	109	June 2015	19,396,864	20,646,348	(1,249,484)
U.S. Long Bond Futures (CBT)	1,338	June 2015	214,585,664	219,264,750	(4,679,086)
U.S. T-Note 5 Yr Futures (CBT)	1,743	June 2015	207,445,406	209,527,665	(2,082,259)

					$(7,897,590)

48	• AB GLOBAL BOND FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	27,439	MXN	418,000	4/16/15	$(61,185)
Barclays Bank PLC	USD	38,457	IDR	498,748,283	4/17/15	(503,903)
BNP Paribas SA	MXN	559,229	USD	37,044	4/16/15	416,592
BNP Paribas SA	ZAR	1,002,322	USD	86,229	4/17/15	3,802,576
BNP Paribas SA	SGD	66,279	USD	48,394	4/24/15	123,779
BNP Paribas SA	AUD	145,600	USD	111,048	5/15/15	433,247
Brown Brothers Harriman & Co.	USD	2,616	ZAR	31,038	4/17/15	(63,448)
Brown Brothers Harriman & Co.	GBP	3,988	USD	5,921	4/23/15	6,421
Brown Brothers Harriman & Co.	JPY	3,171,354	USD	26,491	4/24/15	39,180
Citibank, NA NY	NZD	28,454	USD	21,362	4/10/15	106,799
Credit Suisse International	EUR	22,090	USD	24,248	4/30/15	486,964
Credit Suisse International	MXN	209,077	USD	13,724	4/16/15	30,660
Credit Suisse International	MXN	394,005	USD	25,424	4/16/15	(382,102)
Deutsche Bank AG	BRL	49,571	USD	17,148	4/02/15	1,615,605
Deutsche Bank AG	USD	15,452	BRL	49,571	4/02/15	79,645
Deutsche Bank AG	GBP	205,425	USD	315,677	4/23/15	10,993,950
Deutsche Bank AG	GBP	34,336	USD	50,616	4/23/15	(311,294)
Deutsche Bank AG	USD	2,467	GBP	1,659	4/23/15	(5,257)
Goldman Sachs Bank USA	CHF	39,863	USD	41,690	5/13/15	599,259
HSBC Bank USA	USD	7,581	GBP	5,013	4/23/15	(145,535)
JPMorgan Chase Bank, NA	CAD	118,990	USD	94,454	4/10/15	512,077
JPMorgan Chase Bank, NA	USD	2,764	MXN	41,368	4/16/15	(54,812)
Morgan Stanley Capital Services, LLC	USD	20,845	BRL	68,039	5/05/15	284,644
Royal Bank of Scotland PLC	USD	38,302	CAD	48,944	4/10/15	338,767
Royal Bank of Scotland PLC	MXN	32,999	USD	2,204	4/16/15	42,877
Royal Bank of Scotland PLC	GBP	90,706	USD	133,427	4/23/15	(1,106,044)
Royal Bank of Scotland PLC	JPY	4,261,000	USD	35,779	4/24/15	239,135
Royal Bank of Scotland PLC	NOK	14,673	USD	1,853	4/24/15	32,719
Royal Bank of Scotland PLC	SEK	82,499	USD	9,746	4/24/15	163,845
Royal Bank of Scotland PLC	TWD	643,512	USD	20,639	4/28/15	37,962
Royal Bank of Scotland PLC	EUR	578,878	USD	631,732	4/30/15	9,054,003
Standard Chartered Bank	IDR	172,857,872	USD	13,033	4/17/15	(121,078)
UBS AG	BRL	49,571	USD	15,452	4/02/15	(79,645)
UBS AG	USD	15,579	BRL	49,571	4/02/15	(46,615)
UBS AG	BRL	49,571	USD	15,450	5/05/15	55,201

						$26,614,989

AB GLOBAL BOND FUND •	49

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)%	3.03%	$19,678	$(1,639,746)	$(349,312)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.64	122,140	(2,056,158)	133,035

				$(3,695,904)	$(216,277)

*	Termination date.

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)	$193,770	8/08/15	3 Month LIBOR	0.48%	$181,325
Morgan Stanley & Co. LLC/(CME)	339,200	8/08/18	1.56%	3 Month LIBOR	(4,722,097)
Morgan Stanley & Co. LLC/(CME)	145,430	8/08/23	3 Month LIBOR	2.82%	10,907,166
Morgan Stanley & Co. LLC/(LCH)	75,000	12/23/23	2.99%	3 Month LIBOR	(7,022,224)
Morgan Stanley & Co. LLC/(LCH)	38,000	1/13/24	3.07%	3 Month LIBOR	(3,748,869)

					$(4,404,699)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA:
Genworth Holdings, Inc., 6.515% 5/22/18, 6/20/20*	5.00%	0.39%	$950	$48,495	$43,851	$4,644
Barclays Bank PLC:
Assured Guaranty Municipal Corp., 6/20/20*	5.00	0.35	950	66,950	78,315	(11,365)
Citibank, NA:
Nabors Industries, Inc., 6.150% 2/15/18, 6/20/20*	1.00	0.35	950	(107,492)	(118,996)	11,504

50	• AB GLOBAL BOND FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Safeway, Inc., 7.250% 2/1/31, 6/20/20*	1.00%	0.27%	$950	$(78,887)	$(86,757)	$7,870
Staples, Inc., 2.750% 1/12/18, 6/20/20*	1.00	0.19	950	(39,853)	(42,306)	2,453
Weatherford International, LLC, 4.500% 4/15/22, 6/20/20*	1.00	0.28	950	(77,914)	(92,170)	14,256
Credit Suisse International:
Avon Products, Inc., 6.500% 3/1/19, 6/20/20*	1.00	6.02	950	(203,166)	(183,828)	(19,338)
CMBX.NA.BB., 6.00%, 5/11/63*	5.00	4.75	6,500	102,715	84,156	18,559
Freeport-Mcmoran, Inc., 3.550% 3/1/22, 6/20/20*	1.00	2.62	950	(73,070)	(75,336)	2,266
Kohl’s Corp., 6.250% 12/15/17, 6/20/19*	1.00	0.51	3,440	71,563	(39,297)	110,860
Kohl’s Corp., 6.250% 12/15/17, 6/20/19*	1.00	0.51	1,391	28,929	(15,880)	44,809
Kohl’s Corp., 6.250% 12/15/17, 6/20/19*	1.00	0.51	1,401	29,146	(16,005)	45,151
Kohl’s Corp., 6.250% 12/15/17, 6/20/19*	1.00	0.51	2,018	41,971	(20,679)	62,650
Teck Resources Ltd., 3.150% 1/15/17, 6/20/20*	1.00	2.49	950	(67,386)	(80,096)	12,710
Transocean, Inc., 7.375% 4/15/18, 6/20/20*	1.00	7.98	950	(258,012)	(224,382)	(33,630)

				$(516,011)	$(789,410)	$273,399

*	Termination date.

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2015
Barclays Capital Inc.†	1,997	EUR	(0.50	)%*	—	$2,143,766
Barclays Capital Inc.†	503	USD	(0.50	)%*	—	502,116
Barclays Capital Inc.†	4,523	USD	(0.25	)%*	—	4,518,543
Credit Suisse Securities (USA) LLC†	3,158	USD	(0.50	)%*	—	3,150,527
JPMorgan Chase Bank, NA†	538	USD	(0.50	)%*	—	537,343

						$10,852,295

AB GLOBAL BOND FUND •	51

Portfolio of Investments

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2015

*	Interest payment due from counterparty.

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of these securities amounted to $1,108,407,614 or 25.9% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.

(d)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2015.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Illiquid security.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.05% of net assets as of March 31, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Golden Energy Offshore Services AS 8.60%, 5/28/17	5/28/14	$2,478,285	$1,824,410	0.04%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/28/11	3,886,876	172,000	0.01

(i)	Non-income producing security.

(j)	Fair valued by the Adviser.

(k)	Variable rate coupon, rate shown as of March 31, 2015.

(l)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	$18,626,000	$18,797,277	0.44%

(m)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(n)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(o)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(p)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

52	• AB GLOBAL BOND FUND

Portfolio of Investments

Currency Abbreviations:
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – Euro
GBP – Great British Pound
IDR – Indonesian Rupiah
JPY – Japanese Yen
MXN – Mexican Peso
NOK – Norwegian Krone
NZD – New Zealand Dollar
SEK – Swedish Krona
SGD – Singapore Dollar
TWD – New Taiwan Dollar
USD – United States Dollar
ZAR – South African Rand

Glossary:
ABS – Asset-Backed Securities
CBT – Chicago Board of Trade
CDX-NAHY – North American High Yield Credit Default Swap Index
CDX-NAIG – North American Investment Grade Credit Default Swap Index
CFC – Customer Facility Charge
CMBS – Commercial Mortgage-Backed Securities
CMBX.NA – North American Commercial Mortgage-Backed Index
CME – Chicago Mercantile Exchange
GMTN – Global Medium Term Note
GSE – Government-Sponsored Enterprise
INTRCONX – Inter-Continental Exchange
LCH – London Clearing House
LIBOR – London Interbank Offered Rates
OAT – Obligations Assimilables du Trésor
REIT – Real Estate Investment Trust
TBA – To Be Announced
TIPS – Treasury Inflation Protected Security

See notes to financial statements.

AB GLOBAL BOND FUND •	53

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,179,925,217)	$4,191,241,871
Affiliated issuers (cost $377,724,980)	377,724,980
Foreign currencies, at value (cost $14,230)	14,238
Cash collateral due from broker	8,722,654
Receivable for investment securities sold	421,086,231
Dividends and interest receivable	30,933,536
Unrealized appreciation on forward currency exchange contracts	29,495,907
Receivable for capital stock sold	11,779,065
Unrealized appreciation on credit default swaps	337,732
Upfront premiums paid on credit default swaps	206,322
Receivable from Affiliates	68,982

Total assets	5,071,611,518

Liabilities
Payable for investment securities purchased	649,008,119
Payable for securities sold short, at value (proceeds received $106,299,068)	107,042,009
Payable for reverse repurchase agreements	10,852,295
Payable for capital stock redeemed	6,443,770
Payable for terminated reverse repurchase agreements	3,420,000
Unrealized depreciation on forward currency exchange contracts	2,880,918
Advisory fee payable	1,663,452
Payable for variation margin on exchange-traded derivatives	1,424,346
Upfront premiums received on credit default swaps	995,732
Dividends payable	989,720
Distribution fee payable	621,939
Due to Custodian	298,098
Transfer Agent fee payable	291,361
Unrealized depreciation on credit default swaps	64,333
Administrative fee payable	2,930
Accrued expenses and other liabilities	1,285,107

Total Liabilities	787,284,129

Net Assets	$4,284,327,389

Composition of Net Assets
Capital stock, at par	$502,163
Additional paid-in capital	4,152,056,689
Distributions in excess of net investment income	(53,938,975)
Accumulated net realized gain on investment and foreign currency transactions	161,498,655
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	24,208,857

$4,284,327,389

See notes to financial statements.

54	• AB GLOBAL BOND FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,109,747,719	130,041,193	$8.53	*

B	$4,639,807	543,618	$8.54

C	$387,842,317	45,301,574	$8.56

Advisor	$2,029,266,931	237,978,918	$8.53

R	$57,679,983	6,763,122	$8.53

K	$23,063,624	2,704,282	$8.53

I	$539,142,892	63,241,436	$8.53

Z	$132,944,116	15,588,723	$8.53

*	The maximum offering price per share for Class A shares was $8.91, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB GLOBAL BOND FUND •	55

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2015 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $9,732)	$58,322,875
Dividends
Unaffiliated issuers	626,435
Affiliated issuers	147,286	$59,096,596

Expenses
Advisory fee (see Note B)	9,772,132
Distribution fee—Class A	1,630,081
Distribution fee—Class B	28,391
Distribution fee—Class C	1,953,755
Distribution fee—Class R	139,964
Distribution fee—Class K	26,018
Transfer agency—Class A	494,916
Transfer agency—Class B	3,360
Transfer agency—Class C	180,824
Transfer agency—Advisor Class	849,889
Transfer agency—Class R	72,781
Transfer agency—Class K	20,814
Transfer agency—Class I	239,500
Transfer agency—Class Z	6,776
Custodian	180,955
Printing	139,571
Audit and tax	93,976
Registration fees	85,438
Legal	60,105
Directors’ fees	27,909
Administrative	16,724
Miscellaneous	265,600

Total expenses before interest expense	16,289,479
Interest expense	20,120

Total expenses		16,309,599

Net investment income		42,786,997

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		15,002,682
Securities sold short		534,300
Swaps		1,763,563
Futures		(23,018,302)
Options written		703,831
Foreign currency transactions		185,302,851
Net change in unrealized appreciation/depreciation on:
Investments		(40,761,799)
Securities sold short		(742,941)
Swaps		(4,929,543)
Futures		(10,195,708)
Foreign currency denominated assets and liabilities		(32,803,884)

Net gain on investment and foreign currency transactions		90,855,050

Contributions from Affiliates (see Note B)		68,982

Net Increase in Net Assets from Operations		$133,711,029

See notes to financial statements.

56	• AB GLOBAL BOND FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$42,786,997	$91,189,049
Net realized gain on investment and foreign currency transactions	180,288,925	43,092,941
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(89,433,875)	55,399,991
Contributions from Affiliates (see Note B)	68,982	– 0	–

Net increase in net assets from operations	133,711,029	189,681,981
Dividends and Distributions to Shareholders from
Net investment income
Class A	(32,081,190)	(31,500,862)
Class B	(149,130)	(258,911)
Class C	(10,149,874)	(7,899,866)
Advisor Class	(59,251,384)	(33,679,935)
Class R	(1,566,457)	(1,134,839)
Class K	(603,890)	(420,813)
Class I	(17,337,430)	(12,165,737)
Class Z	(1,990,334)	(83,595)
Net realized gain on investment and foreign currency transactions
Class A	(610,222)	– 0	–
Class B	(3,234)	– 0	–
Class C	(219,261)	– 0	–
Advisor Class	(1,082,673)	– 0	–
Class R	(31,887)	– 0	–
Class K	(11,575)	– 0	–
Class I	(314,397)	– 0	–
Class Z	(34,834)	– 0	–
Capital Stock Transactions
Net increase	660,264,619	246,960,906

Total increase	668,537,876	349,498,329
Net Assets
Beginning of period	3,615,789,513	3,266,291,184

End of period (including distributions in excess of net investment income of $(53,938,975) and undistributed net investment income of $26,403,717, respectively)	$4,284,327,389	$3,615,789,513

See notes to financial statements.

AB GLOBAL BOND FUND •	57

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Global Bond Fund, Inc. (the “Fund”), was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Global Bond Fund, Inc. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

58	• AB GLOBAL BOND FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

AB GLOBAL BOND FUND •	59

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability (including those valued based on their market values as a described in Note A.1 above). Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

60	• AB GLOBAL BOND FUND

Notes to Financial Statements

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed-income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2015:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$2,044,162,414		$	– 0	–	$2,044,162,414
Corporates – Investment Grade		– 0	–	811,814,932	#		– 0	–	811,814,932
Mortgage Pass-Throughs		– 0	–	307,844,998			– 0	–	307,844,998
Inflation-Linked Securities		– 0	–	200,259,971			– 0	–	200,259,971
Corporates – Non-Investment Grade		– 0	–	178,815,523			1,824,410		180,639,933
Commercial Mortgage – Backed Securities		– 0	–	94,739,628			41,092,174		135,831,802
Collateralized Mortgage Obligations		– 0	–	– 0	–		133,762,663		133,762,663
Governments – Sovereign Agencies		– 0	–	73,530,495			– 0	–	73,530,495
Covered Bonds		– 0	–	65,444,792			– 0	–	65,444,792
Quasi-Sovereigns		– 0	–	49,095,726			– 0	–	49,095,726

AB GLOBAL BOND FUND •	61

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3			Total
Local Governments –Municipal Bonds	$	– 0	–	$40,245,448		$	– 0	–	$40,245,448
Emerging Markets –Corporate Bonds		– 0	–	39,382,117			– 0	–	39,382,117
Whole Loan Trusts		– 0	–	– 0	–		32,153,748		32,153,748
Preferred Stocks		19,672,688		– 0	–		– 0	–	19,672,688
Common Stocks		– 0	–	– 0	–		19,274,786		19,274,786
Governments – Sovereign Bonds		– 0	–	16,462,219			– 0	–	16,462,219
Bank Loans		– 0	–	– 0	–		13,540,751		13,540,751
Investment Companies		– 0	–	– 0	–		4,209,056		4,209,056
Agencies		– 0	–	567,071			– 0	–	567,071
Asset-Backed Securities		– 0	–	473,271			10,307		483,578
Short-Term Investments:
Investment Companies		377,724,980		– 0	–		– 0	–	377,724,980
Time Deposits		– 0	–	2,862,683			– 0	–	2,862,683
Liabilities:
Mortgage Pass-Throughs		– 0	–	(107,042,009)			– 0	–	(107,042,009)

Total Investments in Securities		397,397,668		3,818,659,279			245,867,895		4,461,924,842
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–	337,732			– 0	–	337,732
Centrally Cleared Credit Default Swaps		– 0	–	133,035			– 0	–	133,035	†
Centrally Cleared Interest Rate Swaps		– 0	–	11,088,491			– 0	–	11,088,491	†
Futures		159,883		– 0	–		– 0	–	159,883	†
Forward Currency Exchange Contracts		– 0	–	29,495,907			– 0	–	29,495,907
Liabilities
Credit Default Swaps		– 0	–	(64,333)			– 0	–	(64,333)
Centrally Cleared Credit Default Swaps		– 0	–	(349,312)			– 0	–	(349,312	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(15,493,190)			– 0	–	(15,493,190	)†
Futures		(8,057,473)		– 0	–		– 0	–	(8,057,473	)†
Forward Currency Exchange Contracts		– 0	–	(2,880,918)			– 0	–	(2,880,918)

Total^		$389,500,078		$3,840,926,691			$245,867,895		$4,476,294,664

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange–traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

62	• AB GLOBAL BOND FUND

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations		Whole Loan Trusts
Balance as of 9/30/14	$1,552,590		$26,935,766		$113,683,569		$14,114,975
Accrued discounts/ (premiums)	1,456		2,208		272,577		1,308
Realized gain (loss)	– 0	–	28,037		275,946		20,962
Change in unrealized appreciation/depreciation	(552,704)		278,467		(734,952)		(841,944)
Purchases	823,068		15,092,846		35,878,346		26,624,826
Sales/Paydowns	– 0	–	(1,245,150)		(15,612,823)		(7,766,379)
Transfers into Level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 3/31/15	$1,824,410		$41,092,174		$133,762,663		$32,153,748

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15**	$(552,704)		$295,038		$(204,598)		$(841,944)

	Common Stocks		Bank Loans		Investment Companies
Balance as of 9/30/14	$ – 0	–	$10,893,177		$4,111,201
Accrued discounts/ (premiums)	– 0	–	8,421		– 0	–
Realized gain (loss)	– 0	–	7,429		– 0	–
Change in unrealized appreciation/depreciation	307,708		(129,252)		(525,707)
Purchases	18,967,078		3,000,000		623,562
Sales/Paydowns	– 0	–	(239,024)		– 0	–
Transfers into Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 3/31/15	$19,274,786		$13,540,751		$4,209,056

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15**	$307,708		$(120,750)		$(525,707)

AB GLOBAL BOND FUND •	63

Notes to Financial Statements

	Asset-Backed Securities		Total
Balance as of 9/30/14	$28,213		$171,319,491
Accrued discounts/ (premiums)	– 0	–	285,970
Realized gain (loss)	– 0	–	332,374
Change in unrealized appreciation/depreciation	(15)		(2,198,399)
Purchases	– 0	–	101,009,726
Sales/Paydowns	(17,891)		(24,881,267)
Transfers into Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 3/31/15	$10,307		$245,867,895

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15**	$(15)		$(1,642,972)

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at March 31, 2015. Securities priced by third party vendors or using prior transaction, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 3/31/2015	Valuation Technique	Unobservable Input	Range/ Weighted Average
Whole Loan Trusts	$5,530,706	Market Approach	Underlying NAV of the Collateral	$99.98/ N/A
	$5,397,896	Projected Cashflow	Level Yield	13.45%/ N/A
	$1,419,661	Projected Cashflow	Internal Rate of Return	8.658%/ N/A

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and

64	• AB GLOBAL BOND FUND

Notes to Financial Statements

procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed-income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally

AB GLOBAL BOND FUND •	65

Notes to Financial Statements

based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated sub-custodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

66	• AB GLOBAL BOND FUND

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended March 31, 2015, such fee amounted to $16,724.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $460,390 for the six months ended March 31, 2015.

During the period ended March 31, 2015, ABIS reimbursed the Fund in the amount of $68,982 for prior year fee adjustments.

For the six months ended March 31, 2015, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $20,536 from the sale of Class A shares and received $2,273, $597 and $7,461 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2015 is as follows:

Market Value September 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2015 (000)	Dividend Income (000)
$ 161,309	$1,064,249	$847,833	$377,725	$147

For the six months ended March 31, 2015, there were no brokerage commissions paid on investment transactions to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, affiliates of the Adviser.

AB GLOBAL BOND FUND •	67

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. For the period October 1, 2009 through July 1, 2012, with respect to Class K shares, payments to the Distributor were voluntarily limited to .10% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $25,234,120, $13,859,670, $389,991 and $100,583 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,031,817,262	$914,292,271
U.S. government securities	1,837,807,435	1,309,069,927

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, swaps and futures) are as follows:

Gross unrealized appreciation	$147,830,557
Gross unrealized depreciation	(137,256,844)

Net unrealized appreciation	$10,573,713

68	• AB GLOBAL BOND FUND

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended March 31, 2015, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the

AB GLOBAL BOND FUND •	69

Notes to Financial Statements

broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2015, the Fund held futures for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium

70	• AB GLOBAL BOND FUND

Notes to Financial Statements

received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended March 31, 2015, the Fund held purchased options for hedging purposes.

During the six months ended March 31, 2015, the Fund held written options for hedging purposes.

For the six months ended March 31, 2015, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 9/30/14	– 0	–	$	– 0	–
Options written	13,885,000,000			705,221
Options expired	(9,000,000,000)			(511,553)
Options bought back	(4,885,000,000)			(193,668)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 3/31/15	– 0	–	$	– 0	–

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, and currencies. The Fund may also enter into swaps for non–hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a

AB GLOBAL BOND FUND •	71

Notes to Financial Statements

specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

72	• AB GLOBAL BOND FUND

Notes to Financial Statements

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearinghouse’s exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2015, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the

AB GLOBAL BOND FUND •	73

Notes to Financial Statements

notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of March 31, 2015, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and counterparty as its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the consolidated portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the six months ended March 31, 2015, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or

74	• AB GLOBAL BOND FUND

Notes to Financial Statements

similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At March 31, 2015 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$11,248,374	*	Receivable/Payable for variation margin on exchange-traded derivatives	$23,550,663	*

AB GLOBAL BOND FUND •	75

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$29,495,907		Unrealized depreciation on forward currency exchange contracts	$2,880,918

Credit contracts	Unrealized appreciation on credit default swaps	337,732		Unrealized depreciation on credit default swaps	64,333

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	133,035	*	Receivable/Payable for variation margin on exchange-traded derivatives	349,312	*

Total		$41,215,048			$26,845,226

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(1,071,837)	$(4,848,459)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(23,018,302)	(10,195,708)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	239,497,963	(32,618,727)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(359,627)	– 0	–

76	• AB GLOBAL BOND FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	$703,831	$	– 0	–

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	2,835,400		(81,084)

Total		$218,587,428		$(47,743,978)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended March 31, 2015:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$50,464,400	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$798,304,962

Credit Default Swaps:
Average notional amount of buy contracts	$27,751,544	(b)
Average notional amount of sale contracts	$16,107,143

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$123,318,344
Average principal amount of sale contracts	$1,747,204,300

Futures:
Average notional amount of buy contracts	$15,964,416
Average notional amount of sale contracts	$546,825,417

Purchased Options Contracts:
Average cost.	$347,957	(c)

(a)	Positions were open for four months during the reporting period.
(b)	Positions were open for three months during the reporting period.
(c)	Positions were open for two months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by

AB GLOBAL BOND FUND •	77

Notes to Financial Statements

counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, N.A.	$48,495	$	– 0	–	$	– 0	–	$	– 0	–		$48,495
Barclays Bank PLC	66,950		(66,950)			– 0	–		– 0	–		– 0	–
BNP Paribas SA	4,776,193		– 0	–		– 0	–		– 0	–		4,776,193
Brown Brothers Harriman & Co.	45,601		(45,601)			– 0	–		– 0	–		– 0	–
Citibank, N.A.	106,799		(106,799)			– 0	–		– 0	–		– 0	–
Credit Suisse International	791,948		(791,948)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	12,689,199		(316,551)			– 0	–		– 0	–		12,372,648
Goldman Sachs Bank USA	599,259		– 0	–		– 0	–		– 0	–		599,259
JPMorgan Chase Bank, N.A.	512,077		(54,812)			– 0	–		– 0	–		457,265
Morgan Stanley Capital Services LLC	284,644		– 0	–		– 0	–		– 0	–		284,644
Royal Bank of Scotland PLC	9,909,308		(1,106,043)			– 0	–		– 0	–		8,803,265
UBS AG	55,201		(55,201)			– 0	–		– 0	–		– 0	–

Total	$29,885,674		$(2,543,905)		$	– 0	–	$	– 0	–		$27,341,769	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman, Sachs & Co.**	$1,043,026	$	– 0	–		$(1,043,026)		$	– 0	–	$	– 0	–
Morgan Stanley & Co., LLC**	381,320		– 0	–		(381,320)			– 0	–		– 0	–

Total	$1,424,346	$	– 0	–		$(1,424,346)		$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$565,088		$(66,950)		$	– 0	–		$–0	–		$498,138
Brown Brothers Harriman & Co.	63,448		(45,601)			– 0	–		– 0	–		17,847
Citibank, N.A.	304,146		(106,799)			– 0	–		– 0	–		197,347
Credit Suisse International	983,736		(791,948)			– 0	–		(191,788)			– 0	–
Deutsche Bank AG	316,551		(316,551)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	145,535		– 0	–		– 0	–		– 0	–		145,535
JPMorgan Chase Bank, N.A.	54,812		(54,812)			– 0	–		– 0	–		– 0	–

78	• AB GLOBAL BOND FUND

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Royal Bank of Scotland PLC	$1,106,043	$(1,106,043)		$	– 0	–	$	– 0	–	$	– 0	–
Standard Chartered Bank	121,078	– 0	–		– 0	–		– 0	–		121,078
UBS AG	126,260	(55,201)			– 0	–		– 0	–		71,059

Total	$3,786,697	$(2,543,905)		$	– 0	–		$(191,788)			$1,051,004	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2015.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

AB GLOBAL BOND FUND •	79

Notes to Financial Statements

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the six months ended March 31, 2015, the Fund did not engage in dollar rolls.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by an MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such, the return of such excess collateral may be delayed or denied. For the six months ended March 31, 2015, the average amount of reverse repurchase agreements outstanding was $24,072,075 and the daily weighted average interest rate was (0.31)%. At March 31, 2015, the Fund had reverse repurchase agreements outstanding in the amount of $10,852,295 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of March 31, 2015:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$7,164,425	$(7,164,425)	$	– 0	–
Credit Suisse Securities (USA) LLC	3,150,527	(3,150,527)		– 0	–
JPMorgan Chase Bank, N.A	537,343	(537,343)		– 0	–

Total	$10,852,295	$(10,852,295)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

80	• AB GLOBAL BOND FUND

Notes to Financial Statements

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high–yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of March 31, 2015, the Fund had no unfunded loan commitments outstanding.

As of March 31, 2015, the Fund had no bridge loan commitments outstanding.

During the six months ended March 31, 2015, the Fund received no commitment fees or additional funding fees.

AB GLOBAL BOND FUND •	81

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014

Class A
Shares sold	14,489,466	19,974,811	$123,255,024	$167,431,456

Shares issued in reinvestment of dividends and distributions	2,586,898	2,526,509	21,812,514	21,243,470

Shares converted from Class B	285,839	1,449,169	2,434,698	12,140,515

Shares redeemed	(13,731,784)	(60,059,169)	(116,760,393)	(504,473,449)

Net increase (decrease)	3,630,419	(36,108,680)	$30,741,843	$(303,658,008)

Class B
Shares sold	10,762	44,314	$91,491	$370,970

Shares issued in reinvestment of dividends and distributions	15,297	24,326	128,810	203,961

Shares converted to Class A	(285,739)	(1,448,797)	(2,434,698)	(12,140,515)

Shares redeemed	(56,084)	(542,753)	(478,124)	(4,529,690)

Net decrease	(315,764)	(1,922,910)	$(2,692,521)	$(16,095,274)

Class C
Shares sold	2,759,393	2,894,370	$23,541,404	$24,429,363

Shares issued in reinvestment of dividends and distributions	943,237	708,027	7,969,622	5,969,342

Shares redeemed	(4,715,688)	(14,282,682)	(40,232,567)	(119,919,946)

Net decrease	(1,013,058)	(10,680,285)	$(8,721,541)	$(89,521,241)

Advisor Class
Shares sold	94,873,731	92,577,552	$807,752,879	$778,950,730

Shares issued in reinvestment of dividends and distributions	5,229,069	2,657,028	44,101,791	22,354,422

Shares redeemed	(38,894,917)	(49,069,118)	(330,587,718)	(409,973,479)

Net increase	61,207,883	46,165,462	$521,266,952	$391,331,673

82	• AB GLOBAL BOND FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014

Class R
Shares sold	1,020,054	2,205,181	$8,675,779	$18,474,763

Shares issued in reinvestment of dividends and distributions	189,616	134,747	1,597,581	1,132,889

Shares redeemed	(854,917)	(1,568,432)	(7,244,346)	(13,122,446)

Net increase	354,753	771,496	$3,029,014	$6,485,206

Class K
Shares sold	615,722	941,970	$5,239,346	$7,898,585

Shares issued in reinvestment of dividends and distributions	72,750	49,693	613,353	418,223

Shares redeemed	(220,898)	(433,637)	(1,876,698)	(3,639,049)

Net increase	467,574	558,026	$3,976,001	$4,677,759

Class I
Shares sold	9,725,801	36,717,642	$82,681,304	$308,156,066

Shares issued in reinvestment of dividends and distributions	2,045,585	1,407,528	17,240,846	11,857,715

Shares redeemed	(12,755,765)	(9,239,760)	$(108,179,989)	$(77,704,219)

Net increase (decrease)	(984,379)	28,885,410	$(8,257,839)	$242,309,562

Class Z*
Shares sold	14,368,189	1,533,895	$122,020,490	$13,012,770

Shares issued in reinvestment of dividends and distributions	240,018	9,782	2,024,850	83,291

Shares redeemed	(367,308)	(195,853)	(3,122,630)	(1,664,832)

Net increase	14,240,899	1,347,824	$120,922,710	$11,431,229

*	Commenced distributions on October 15, 2013.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may

AB GLOBAL BOND FUND •	83

Notes to Financial Statements

be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in an rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

84	• AB GLOBAL BOND FUND

Notes to Financial Statements

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending September 30, 2015 will be determined at the end of the current fiscal year.

AB GLOBAL BOND FUND •	85

Notes to Financial Statements

The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$87,144,558		$78,953,070
Long-term capital gains	– 0	–	34,264,536

Total distributions paid	$87,144,558		$113,217,606

As of September, 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$97,721,983
Undistributed long-term capital gains	2,265,129
Accumulated capital and other losses	(26,870,163	)(a)
Unrealized appreciation/(depreciation)	51,373,641	(b)

Total accumulated earnings/(deficit)	$124,490,590	(c)

(a)

During the fiscal year, the Fund utilized $45,837,818 of capital loss carryforwards to offset current year net realized gains. As of September 30, 2014, the cumulative deferred loss on straddles was $26,870,163.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and Treasury inflation-protected securities, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of partnership investments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

86	• AB GLOBAL BOND FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.52	$ 8.26	$ 8.64	$ 8.38	$ 8.50	$ 7.87

Income From Investment Operations
Net investment income(a)	.08	.23	.19	.22	(b)	.32	(b)	.32	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	.25	(.29)	.37	(.12)	.63
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.27	.48	(.10)	.59	.20	.95

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.22)	(.19)	(.33)	(.32)	(.32)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–	(.09)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.22)	(.28)	(.33)	(.32)	(.32)

Net asset value, end of period	$ 8.53	$ 8.52	$ 8.26	$ 8.64	$ 8.38	$ 8.50

Total Return
Total investment return based on net asset value(d)	3.19%	5.82%	(1.21	)%*	7.19%	2.37%	12.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,109,748	$1,076,697	$1,341,874	$1,581,096	$1,624,399	$1,744,323
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.92	%(f)	.93%	.94%	.92%	.91%	.98	%(g)
Expenses, before waivers/reimbursements(e)	.92	%(f)	.93%	.94%	.93%	.95%	1.02	%(g)
Net investment income	2.00	%(f)	2.69%	2.28%	2.55	%(b)	3.80	%(b)	3.98	%(b)(g)
Portfolio turnover rate	57%	157%	179%	94%	65%	69%

See footnote summary on page 95.

AB GLOBAL BOND FUND •	87

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.52	$ 8.26	$ 8.64	$ 8.38	$ 8.51	$ 7.88

Income From Investment Operations
Net investment income(a)	.05	.16	.14	.15	(b)	.26	(b)	.27	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	.26	(.30)	.37	(.13)	.63
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.25	.42	(.16)	.52	.13	.90

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.16)	(.13)	(.26)	(.26)	(.27)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–	(.09)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.16)	(.22)	(.26)	(.26)	(.27)

Net asset value, end of period	$ 8.54	$ 8.52	$ 8.26	$ 8.64	$ 8.38	$ 8.51

Total Return
Total investment return based on net asset value(d)	2.94%	5.08%	(1.91	)%*	6.39%	1.55%	11.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,640	$7,321	$22,978	$38,310	$54,784	$80,989
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.65	%(f)	1.64%	1.65%	1.64%	1.61%	1.68	%(g)
Expenses, before waivers/reimbursements(e)	1.65	%(f)	1.64%	1.65%	1.67%	1.68%	1.76	%(g)
Net investment income	1.29	%(f)	1.97%	1.59%	1.82	%(b)	3.11	%(b)	3.34	%(b)(g)
Portfolio turnover rate	57%	157%	179%	94%	65%	69%

See footnote summary on page 95.

88	• AB GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.54	$ 8.28	$ 8.66	$ 8.40	$ 8.53	$ 7.90

Income From Investment Operations
Net investment income(a)	.06	.17	.14	.16	(b)	.26	(b)	.27	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	.25	(.30)	.37	(.13)	.63
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.25	.42	(.16)	.53	.13	.90

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.16)	(.13)	(.27)	(.26)	(.27)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–	(.09)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.16)	(.22)	(.27)	(.26)	(.27)

Net asset value, end of period	$ 8.56	$ 8.54	$ 8.28	$ 8.66	$ 8.40	$ 8.53

Total Return
Total investment return based on net asset value(d)	2.94%	5.07%	(1.90	)%*	6.42%	1.53%	11.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$387,842	$395,728	$472,068	$607,783	$616,000	$684,415
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)	1.62	%(f)	1.63%	1.64%	1.63%	1.61%	1.67	%(g)
Expenses, before waivers/ reimbursements(e)	1.62	%(f)	1.63%	1.64%	1.64%	1.65%	1.73	%(g)
Net investment income	1.29	%(f)	1.98%	1.58%	1.83	%(b)	3.09	%(b)	3.26	%(b)(g)
Portfolio turnover rate	57%	157%	179%	94%	65%	69%

See footnote summary on page 95.

AB GLOBAL BOND FUND •	89

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.51	$ 8.25	$ 8.63	$ 8.37	$ 8.50	$ 7.87

Income From Investment Operations
Net investment income(a)	.10	.25	.22	.24	(b)	.34	(b)	.34	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	.25	(.29)	.37	(.13)	.64
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.29	.50	(.07)	.61	.21	.98

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.24)	(.22)	(.35)	(.34)	(.35)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–	(.09)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)	(.24)	(.31)	(.35)	(.34)	(.35)

Net asset value, end of period	$ 8.53	$ 8.51	$ 8.25	$ 8.63	$ 8.37	$ 8.50

Total Return
Total investment return based on net asset value(d)	3.46%	6.14%	(0.92	)%*	7.51%	2.55%	12.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,029,267	$1,504,432	$1,077,452	$901,342	$651,336	$457,794
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)	.61	%(f)	.63%	.64%	.63%	.61%	.66	%(g)
Expenses, before waivers/ reimbursements(e)	.61	%(f)	.63%	.64%	.64%	.65%	.72	%(g)
Net investment income	2.29	%(f)	2.98%	2.57%	2.86	%(b)	4.08	%(b)	4.21	%(b)(g)
Portfolio turnover rate	57%	157%	179%	94%	65%	69%

See	footnote summary on page 95.

90	• AB GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.51	$ 8.25	$ 8.63	$ 8.37	$ 8.50	$ 7.87

Income From Investment Operations
Net investment income(a)	.07	.20	.16	.19	(b)	.30	(b)	.30	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	.25	(.29)	.37	(.13)	.64
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.26	.45	(.13)	.56	.17	.94

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.19)	(.16)	(.30)	(.30)	(.31)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–	(.09)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.19)	(.25)	(.30)	(.30)	(.31)

Net asset value, end of period	$ 8.53	$ 8.51	$ 8.25	$ 8.63	$ 8.37	$ 8.50

Total Return
Total investment return based on net asset value(d)	3.12%	5.48%	(1.56	)%*	6.82%	2.05%	12.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,680	$54,550	$46,514	$38,450	$23,205	$11,857
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)	1.29	%(f)	1.26%	1.29%	1.23%	1.11%	1.15	%(g)
Expenses, before waivers/ reimbursements(e)	1.29	%(f)	1.26%	1.29%	1.28%	1.29%	1.35	%(g)
Net investment income	1.63	%(f)	2.36%	1.93%	2.26	%(b)	3.60	%(b)	3.66	%(b)(g)
Portfolio turnover rate	57%	157%	179%	94%	65%	69%

See footnote summary on page 95.

AB GLOBAL BOND FUND •	91

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.51	$ 8.25	$ 8.63	$ 8.37	$ 8.50	$ 7.87

Income From Investment Operations
Net investment income(a)	.08	.23	.19	.23	(h)	.33	(b)	.32	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	.25	(.29)	.37	(.14)	.64
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.27	.48	(.10)	.60	.19	.96

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.22)	(.19)	(.34)	(.32)	(.33)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–	(.09)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.22)	(.28)	(.34)	(.32)	(.33)

Net asset value, end of period	$ 8.53	$ 8.51	$ 8.25	$ 8.63	$ 8.37	$ 8.50

Total Return
Total investment return based on net asset value(d)	3.28%	5.83%	(1.22	)%*	7.30%	2.32%	12.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,064	$19,039	$13,851	$9,949	$1,364	$1,261
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.98	%(f)	.93%	.95%	.84%	.85%	.90	%(g)
Expenses, before waivers/reimbursements(e)	.98	%(f)	.93%	.95%	.95%	1.00%	1.06	%(g)
Net investment income	1.94	%(f)	2.69%	2.26%	2.70	%(h)	3.86	%(b)	3.88	%(b)(g)
Portfolio turnover rate	57%	157%	179%	94%	65%	69%

See footnote summary on page 95.

92	• AB GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.51	$ 8.25	$ 8.63	$ 8.37	$ 8.50	$ 7.87

Income From Investment Operations
Net investment income(a)	.10	.26	.22	.24	(b)	.34	.34	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	.24	(.29)	.38	(.12)	.64
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.29	.50	(.07)	.62	.22	.98

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.24)	(.22)	(.36)	(.35)	(.35)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–	(.09)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)	(.24)	(.31)	(.36)	(.35)	(.35)

Net asset value, end of period	$ 8.53	$ 8.51	$ 8.25	$ 8.63	$ 8.37	$ 8.50

Total Return
Total investment return based on net asset value(d)	3.48%	6.19%	(0.87	)%*	7.56%	2.59%	12.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$539,143	$546,550	$291,554	$198,242	$158,050	$9,931
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.61	%(f)	.59%	.59%	.60%	.59%	.63	%(g)
Expenses, before waivers/reimbursements(e)	.61	%(f)	.59%	.59%	.61%	.59%	.63	%(g)
Net investment income	2.30	%(f)	3.04%	2.61%	2.88	%(b)	4.03%	4.17	%(b)(g)
Portfolio turnover rate	57%	157%	179%	94%	65%	69%

See footnote summary on page 95.

AB GLOBAL BOND FUND •	93

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended March 31, 2015 (unaudited)	October 15, 2013(i) to September 30, 2014

Net asset value, beginning of period	$ 8.51	$ 8.23

Income From Investment Operations
Net investment income(a)	.10	.25
Net realized and unrealized gain on investment and foreign currency transactions	.19	.27

Net increase in net asset value from operations	.29	.52

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.24)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.27)	(.24)

Net asset value, end of period	$ 8.53	$ 8.51

Total Return
Total investment return based on net asset value(d)	3.50%	6.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$132,944	$11,472
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.54%	.55%
Expenses, before waivers/reimbursements(e)(f)	.54%	.55%
Net investment income(f)	2.31%	3.05%
Portfolio turnover rate	57%	157%

See footnote summary on page 95.

94	• AB GLOBAL BOND FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount represents less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense and term asset-backed securities loan facility administration fees, where applicable:

	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010

Class A
Net of waivers/reimbursements	.92%(f)	.93%	.93%	.90%	.90%	.90	%(g)
Before waivers/reimbursements	.92%(f)	.93%	.93%	.91%	.94%	.95	%(g)
Class B
Net of waivers/reimbursements	1.65%(f)	1.64%	1.64%	1.62%	1.60%	1.60	%(g)
Before waivers/reimbursements	1.65%(f)	1.64%	1.64%	1.65%	1.67%	1.68	%(g)
Class C
Net of waivers/reimbursements	1.62%(f)	1.63%	1.63%	1.61%	1.60%	1.60	%(g)
Before waivers/reimbursements	1.62%(f)	1.63%	1.63%	1.62%	1.64%	1.65	%(g)
Advisor Class
Net of waivers/reimbursements	.61%(f)	.63%	.63%	.60%	.60%	.60	%(g)
Before waivers/reimbursements	.61%(f)	.63%	.63%	.61%	.64%	.65	%(g)
Class R
Net of waivers/reimbursements	1.29%(f)	1.26%	1.28%	1.20%	1.10%	1.10	%(g)
Before waivers/reimbursements	1.29%(f)	1.26%	1.28%	1.25%	1.28%	1.29	%(g)
Class K
Net of waivers/reimbursements	.97%(f)	.93%	.94%	.81%	.84%	.85	%(g)
Before waivers/reimbursements	.97%(f)	.93%	.94%	.92%	.99%	1.01	%(g)
Class I
Net of waivers/reimbursements	.61%(f)	.58%	.58%	.58%	.58%	.57	%(g)
Before waivers/reimbursements	.61%(f)	.58%	.58%	.59%	.58%	.57	%(g)

	Six Months Ended March 31, 2015 (unaudited)		October 15, 2013(i) to September 30, 2014
Class Z
Net of waivers/reimbursements	.54	%(f)	.55	%(f)
Before waivers/reimbursements	.54	%(f)	.55	%(f)

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Net of expenses waived by the Distributor.

(i)	Commencement of distribution.

*	Includes the impact of proceeds received and credited to the Fund resulting from a third party vendor reimbursement, which enhanced the performance of each share class for the year ended September 30, 2013 by 0.01%.

See notes to financial statements.

AB GLOBAL BOND FUND •	95

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

96	• AB GLOBAL BOND FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 3-6, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB GLOBAL BOND FUND •	97

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s

98	• AB GLOBAL BOND FUND

profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broad array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Global Aggregate Bond Index (U.S. dollar hedged) and the Barclays Global Treasury Bond Index (U.S. dollar hedged), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2014 and (in the case of comparisons with the indices) the period since inception (March 1992 inception). The directors noted that the Fund was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 1st quintile of the Performance Group and the Performance Universe for the 10-year period. The Fund lagged the indices in the 1- and 3-year periods and outperformed them in all other periods. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance in the 1-year period, the directors concluded that the Fund’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 48.6 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at the same rate and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee

AB GLOBAL BOND FUND •	99

schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the net assets of the Fund were in excess of the first breakpoint. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The

100	• AB GLOBAL BOND FUND

directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

AB GLOBAL BOND FUND •	101

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Global Bond Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

102	• AB GLOBAL BOND FUND

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory

Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2014.

Fund	Category	Advisory Fee Based on the Fund’s Average Daily Adjusted Total Assets[5]	September 30, 2014 Net Assets ($MM)
Global Bond Fund, Inc.	High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$3,612.4

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s fiscal year ended September 30, 2014, the Adviser received $50,727 (0.001% of the Fund’s average daily net assets) for providing such services.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed.

AB GLOBAL BOND FUND •	103

Set forth below are the total expense ratios of the Fund for the most recent semi- annual period:6

Fund	Total Expense Ratio[7]			Fiscal Year
Global Bond Fund, Inc.[8]	Advisor Class A Class B Class C Class R Class K Class I Class Z9	0.64 0.94 1.64 1.64 1.25 0.94 0.59 0.54	% % % % % % % %	Sept. 30 (ratios as of Mar. 31, 2014)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	The Fund’s expense ratios exclude interest expense of less than 0.01% for all share classes.

9	The Fund’s expense ratio with for Class Z shares is for the period since inception of the share class, October 15, 2013 through March 31, 2014.

104	• AB GLOBAL BOND FUND

redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.10 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund based on September 30, 2014 net assets.11

Fund	Net Assets 9/30/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Global Bond Fund, Inc.	$3,612.4	Global Plus Schedule 0.50% on 1st $30 million 0.25% on the balance Minimum Account Size: $25 m	0.252%	0.485%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global Plus Fixed Income, a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[12]
Global Bond Fund, Inc.	Global Plus Fixed Income Class A2	1.10%
	Class I2 (Institutional)	0.55%

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	Class A2 shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I2 shares, whose fee is for investment advisory services only.

AB GLOBAL BOND FUND •	105

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund[13]	Fee[14]
Global Bond Fund, Inc.	AB Global Plus Bond Fund D/P (hedged)	0.10%[15]

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on September 30, 2014 net assets.

Fund		Fee Schedule	Effective Sub-Adv. Fee(%)	Portfolio Advisory Fee(%)
Global Bond Fund, Inc.	Client #1	0.15% of average daily net assets	0.150%	0.485%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management service required by a registered investment company.

13	The ITM fund is privately placed or institutional

14	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 30, 2014 by Reuters was ¥109.64 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $273.6 million; ¥20 billion would be equivalent to approximately $182.4 million; and ¥450 billion would be equivalent to approximately $4.1 billion.

15	In addition to the fee shown above, the ITM fund’s four institutional clients are charged an additional fee. Three of the four institutional clients are charged the following: 0.33% on the first ¥3 billion, 0.08% thereafter. The fourth institutional client is charged the following fee: 0.34% on the first ¥3 billion, 0.09% thereafter. At the currency exchange rate shown in footnote 59, ¥3 billion would be equivalent to approximately $27.4 million.

106	• AB GLOBAL BOND FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.16 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)17 and the Fund’s contractual management fee ranking.18

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[19]	Lipper Exp. Group Median (%)	Lipper Group Rank
Global Bond Fund, Inc.	0.486	0.534	2/11

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.20

16	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

17	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

18	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

19	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

20	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

AB GLOBAL BOND FUND •	107

Fund	Total Expense Ratio (%)[21]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Bond Fund, Inc.	0.928	0.950	4/11	1.033	6/30

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $62,629, $10,725,893 and $59,848 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.22

21	Most recently completed fiscal year Class A share total expense ratio.

22	As a result of discussions between the Board and the Adviser, ABI is planning to phase in reductions to the Fund’s Class A distribution service fee payment rate from 0.30% to 0.25% effective February 1, 2016.

108	• AB GLOBAL BOND FUND

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $1,087,891 in fees from the Fund during the Fund’s most recently completed fiscal year:

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

AB GLOBAL BOND FUND •	109

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics.24 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings26 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)27 for the periods ended July 31, 2014.28

23	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

24	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

26	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Lipper.

27	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

28	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

110	• AB GLOBAL BOND FUND

Global Bond Fund, Inc.	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.47	5.82	5.63	9/11	28/34
3 year	3.25	3.46	3.36	7/11	14/26
5 year	5.90	4.84	4.78	2/6	7/20
10 year	6.67	5.43	5.40	1/5	1/16

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)29 versus its benchmarks.30 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.31

	Periods Ending July 31, 2014
	Annualized Performance					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Global Bond Fund, Inc.[32]	4.47	3.25	5.90	6.67	7.86	3.04	1.86	5
Barclays Capital Global Aggregate Bond Index (USD hedged)	4.98	4.19	4.41	4.75	6.14	2.39	1.78	5
Barclays Capital Global Treasury Index (USD hedged)[33]	4.68	4.12	3.79	4.57	6.07	N/A	N/A	N/A
Inception Date: March 27, 1992

29	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

30	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2014.

31	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

32	On or around February 1, 2006, the Fund’s name was changed from Americas Government Income Trust, Inc. to Global Government Income Trust. Also at this time, the Fund’s strategy changed and its benchmark changed from 50% JP Morgan EMBI Plus Latin Only/ 50% Lehman Brothers Government Bond Index to Lehman Brothers Global Treasury Index (Hedged). On or around November 5, 2007, the Fund changed its name from Global Government Income Trust to Global Bond Fund, Inc. Also at this time, the Fund’s strategy changed and its benchmark changed from Lehman Brothers Global Treasury Index (Hedged) to Barclays Capital Global Aggregate Bond Index (USD hedged).

33	Benchmark inception is the nearest month end after the Fund’s actual inception date.

AB GLOBAL BOND FUND •	111

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

112	• AB GLOBAL BOND FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB GLOBAL BOND FUND •	113

AB Family of Funds

NOTES

114	• AB GLOBAL BOND FUND

NOTES

AB GLOBAL BOND FUND •	115

NOTES

116	• AB GLOBAL BOND FUND

AB GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GB-0152-0315

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	May 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	May 21, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	May 21, 2015